                                                                     EXHIBIT 1.1

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED JUNE 1, 2002 **

Available Amount to Note Holders:                                                            2,963,062.53

Disbursements from Collection Account: Section 3.04(b) of the Indenture

(i)          Initial Unpaid Amounts inadvertantly deposited in Collection Account                      --
(ii)         Indemnity Payments paid inadvertantly deposited in Collection Account                     --
(iii)        Aggregate of:
               (a) Unreimbursed Servicer Advances                                                2,520.36
               (b) Servicer Fees from current and prior Collection Period                       17,808.72
               (c) Servicing Charges inadvertantly deposited in Collection Account                     --
(iv)         Premium Amount due on Payment Date and unpaid Premium Amounts                       3,835.50
(v)          Indenture Trustee Fee due on Payment Date and unpaid Indenture Trustee Fees           416.67
(vi)         Reimbursable Trustee Expenses pre 7.07(a)(ii)                                             --
(vii)        Class A-1 through A-4 Note Interest on a pari passu basis:
               Class A-1 Note Interest                                                                 --
               Class A-2 Note Interest                                                                 --
               Class A-3 Note Interest                                                                 --
               Class A-4 Note Interest                                                         154,186.91

(viii)       Class B-1 Note Interest                                                             4,371.51
(ix)         Class B-2 Note Interest                                                             2,831.95
(x)          Class B-3 Note Interest                                                             3,717.57
(xi)         Class A Base Principal Distribution Amount plus Class A Overdue Principal
               Class A-1 Principal Distribution Amount                                                 --
               Class A-2 Principal Distribution Amount                                                 --
               Class A-3 Principal Distribution Amount                                                 --
               Class A-4 Principal Distribution Amount                                       2,575,952.78
(xii)        Note Insuer Reimbursement Amount                                                          --
(xiii)       Class B-1 Base Principal Distribution Amount plus Class B-1 Overdue Principal      55,998.97
(xiv)        Class B-2 Base Principal Distribution Amount plus Class B-2 Overdue Principal      27,999.48
(xv)         Class B-3 Base Principal Distribution Amount plus Class B-3 Overdue Principal      55,998.97
(xvi)        Excess Indenture Trustee Expenses over those permitted by Section 7.07(a)(ii)             --
(xvii)       Other Amounts Due Servicer under Servicing Agreement                                      --
(xviii)      Remaining Amount to Residual Holder                                                57,423.13


             Reviewed By:



             ------------------------------------------------------------------
             Joel Cappon
             Controller, American Express Business Finance


** The Servicer is continuing to audit Leases acquired from a single Source. Accordingly, this Monthly Statement is subject to revision after conclusion of such audit.

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED JUNE 1, 2002

AVAILABLE FUNDS
     Collection Account balance, as of May 31, 2002                                             544,100.90
     Add: Investment earnings on amounts in Collection Account                                      889.01
     Add: Payments due Collection Account from last 3 business days of Collection Period        219,955.26
     Less: Amounts inadvertantly deposited into collection account                                  416.67
     Add: Additional contribution for terminated trade-ups and rebooked leases                   10,576.33
     Add: Servicer Advance on current Determination Date                                      2,187,957.70
                                                                                             -------------
       Available Funds on Payment Date                                                        2,963,062.53
INITIAL UNPAID AMOUNTS INADVERTANTLY DEPOSITED IN COLLECTION ACCOUNT                                    --
                                                                                             -------------
  REMAINING AVAILABLE FUNDS                                                                   2,963,062.53
INDEMNITY PAYMENTS PAID INADVERTANTLY DEPOSITED IN COLLECTION ACCOUNT                                   --
                                                                                             -------------
  REMAINING AVAILABLE FUNDS                                                                   2,963,062.53
UNREIMBURSED SERVICER ADVANCES
     Unreimbursed Servicer Advances due                                                           2,520.36
     Unreimbursed Servicer Advances paid                                                          2,520.36
                                                                                             -------------
       Unreimbursed Servicer Advances remaining unpaid                                                  --
                                                                                             -------------
  REMAINING AVAILABLE FUNDS                                                                   2,960,542.17
SERVICER FEES
     Servicer Fees due                                                                           17,808.72
     Servicer Fees paid                                                                          17,808.72
                                                                                             -------------
       Servicer Fees remaining unpaid                                                                   --
                                                                                             -------------
  REMAINING AVAILABLE FUNDS                                                                   2,942,733.45
SERVICER CHARGES INADVERTANTLY DEPOSITED IN COLLECTION ACCOUNT                                          --
                                                                                             -------------
  REMAINING AVAILABLE FUNDS                                                                   2,942,733.45
PREMIUM AMOUNT
     Premium Amount due                                                                           3,835.50
     Premium Amount paid                                                                          3,835.50
                                                                                             -------------
       Premium Amount remaining unpaid                                                                  --
                                                                                             -------------
  REMAINING AVAILABLE FUNDS                                                                   2,938,897.95
INDENTURE TRUSTEE FEE DUE ON PAYMENT DATE AND UNPAID INDENTURE TRUSTEE FEES
     Indenture Trustee Fee due                                                                      416.67
     Indenture Trustee Fee paid                                                                     416.67
                                                                                             -------------
       Indenture Trustee Fee remaining unpaid                                                           --
                                                                                             -------------
  REMAINING AVAILABLE FUNDS                                                                   2,938,481.29
REIMBURSABLE TRUSTEE EXPENSES PER 7.07(A)(ii)
     Total Indenture Trustee Expenses due                                                               --
     Cap on Indenture Trustee Expenses per 7.07 (a)(ii)                                          75,000.00
                                                                                             -------------
     Total Indenture Trustee Expenses paid                                                              --
                                                                                             -------------
       Indenture Trustee Expenses unpaid                                                                --

  REMAINING AVAILABLE FUNDS                                                                   2,938,481.29
CLASS A-1 THROUGH A-4 NOTE INTEREST ON A PARI PASSU BASIS:
     Class A-1 Note Interest                                                                            --
     Class A-2 Note Interest                                                                            --
     Class A-3 Note Interest                                                                            --
     Class A-4 Note Interest                                                                    154,186.91
                                                                                             -------------
       Total Class A Interest due                                                               154,186.91
                                                                                             -------------
  REMAINING AVAILABLE FUNDS                                                                   2,784,294.38
CLASS B-1 NOTE INTEREST
     Class B-1 Note Interest due                                                                  4,371.51
     Class B-1 Note Interest paid                                                                 4,371.51
                                                                                             -------------
       Class B-1 Note Interest remaining unpaid                                                         --
                                                                                             -------------

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED JUNE 1, 2002

  REMAINING AVAILABLE FUNDS                                                                   2,779,922.87
CLASS B-2 NOTE INTEREST
     Class B-2 Note Interest due                                                                  2,831.95
     Class B-2 Note Interest paid                                                                 2,831.95
                                                                                             -------------
       Class B-2 Note Interest remaining unpaid                                                         --
                                                                                             -------------
  REMAINING AVAILABLE FUNDS                                                                   2,777,090.92
CLASS B-3 NOTE INTEREST
     Class B-3 Note Interest due                                                                  3,717.57
     Class B-3 Note Interest paid                                                                 3,717.57
                                                                                             -------------
       Class B-3 Note Interest remaining unpaid                                                         --
                                                                                             -------------
  REMAINING AVAILABLE FUNDS                                                                   2,773,373.34
CLASS A BASE PRINCIPAL DISTRIBUTION
     Class A Base Principal Distribution Amount due                                           2,575,952.78
     Class A Note Principal Balance as of preceding Payment Date                             32,875,673.08
                                                                                             -------------
     Class A Base Principal Distribution Amount paid                                          2,575,952.78
                                                                                             -------------
       Class A Base Principal Distribution Amount remaining unpaid                                      --

     Class A-1 Note Principal Balance as of preceding Payment Date                                      --
     Class A-1 Base Principal Distribution Amount paid                                                  --
                                                                                             -------------
       Class A-1 Note Principal Balance after distribution on Payment Date                              --
                                                                                             -------------

     Remaining Class A Base Principal Distribution Amount                                     2,575,952.78
                                                                                             -------------

     Class A-2 Note Principal Balance as of preceding Payment Date                                      --
     Class A-2 Base Principal Distribution Amount paid                                                  --
                                                                                             -------------
       Class A-2 Note Principal Balance after distribution on Payment Date                              --

     Remaining Class A Base Principal Distribution Amount                                     2,575,952.78
                                                                                             -------------

     Class A-3 Note Principal Balance as of preceding Payment Date                                      --
     Class A-3 Base Principal Distribution Amount paid                                                  --
                                                                                             -------------
       Class A-3 Note Principal Balance after distribution on Payment Date                              --

     Remaining Class A Base Principal Distribution Amount                                     2,575,952.78
                                                                                             -------------

     Class A-4 Note Principal Balance as of preceding Payment Date                           32,875,673.08
     Class A-4 Base Principal Distribution Amount paid                                        2,575,952.78
                                                                                             -------------
       Class A-4 Note Principal Balance after distribution on Payment Date                   30,299,720.30

  REMAINING AVAILABLE FUNDS                                                                     197,420.56

NOTE INSURER REIMBURSEMENT AMOUNT
     Note Insuer Reimbursement Amount due                                                               --
     Note Insuer Reimbursement Amount paid                                                              --
                                                                                             -------------
     Note Insuer Reimbursement Amount remaining unpaid                                                  --
  REMAINING AVAILABLE FUNDS                                                                     197,420.56

CLASS B-1 BASE PRINCIPAL DISTRIBUTION
     Class B-1 Note Principal Balance as of preceding Payment Date                              714,688.56
     Class B-1 Base Principal Distribution due                                                   55,998.97
     Class B-1 Base Principal Distribution paid                                                  55,998.97
                                                                                             -------------
       Class B-1 Base Principal Distribution remaining unpaid                                           --

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED JUNE 1, 2002


     Class B-1 Note Principal Balance after distribution on Payment Date                        658,689.59

  REMAINING AVAILABLE FUNDS                                                                     141,421.59

CLASS B-2 BASE PRINCIPAL DISTRIBUTION
     Class B-2 Note Principal Balance as of preceding Payment Date                              357,344.21
     Class B-2 Base Principal Distribution due                                                   27,999.48
     Class B-2 Base Principal Distribution paid                                                  27,999.48
                                                                                             -------------
       Class B-2 Base Principal Distribution remaining unpaid                                           --
       Class B-2 Note Principal Balance after distribution on Payment Date                      329,344.73
  REMAINING AVAILABLE FUNDS                                                                     113,422.11
CLASS B-3 BASE PRINCIPAL DISTRIBUTION
     Class B-3 Note Principal Balance as of preceding Payment Date                              714,688.57
     Class B-3 Base Principal Distribution due                                                   55,998.97
     Class B-3 Base Principal Distribution paid                                                  55,998.97
                                                                                             -------------
       Class B-3 Base Principal Distribution remaining unpaid                                           --
       Class B-3 Note Principal Balance after distribution on Payment Date                      658,689.59
  REMAINING AVAILABLE FUNDS                                                                      57,423.13

ADDITIONAL PAYMENT TO NOTEHOLDERS DUE TO RESTRICTING EVENT
     Principal Amount paid to A noteholders, otherwise paid to B-1                                      --
     Principal Amount paid to A noteholders, otherwise paid to B-2                                      --
     Principal Amount paid to A noteholders, otherwise paid to B-3                                      --
                                                                                             -------------
     Total Principal Amount paid to A noteholders, otherwise to be paid to B                            --
  REMAINING AVAILABLE FUNDS                                                                      57,423.13

     Principal Amount paid to B-1 noteholders, otherwise paid to B-2                                    --
     Principal Amount paid to B-1 noteholders, otherwise paid to B-3                                    --

     Principal Amount paid to B-2 noteholders, otherwise paid to B-3                                    --
                                                                                             -------------
  REMAINING AVAILABLE FUNDS                                                                      57,423.13

INDENTURE TRUSTEE EXPENSES IN EXCESS OF SECTION 7.07(a)(ii)
     Indenture Trustee Expenses unpaid per above                                                        --
     Remaining Indenture Trustee Expenses paid                                                          --
                                                                                             -------------
       Remaining Indenture Trustee Expenses unpaid                                                      --
  REMAINING AVAILABLE FUNDS                                                                      57,423.13
OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
     Other Amounts Due Servicer under Servicing Agreement due                                           --
     Other Amounts Due Servicer under Servicing Agreement paid                                          --
                                                                                             -------------
     Other Amounts Due Servicer under Servicing Agreement remaining unpaid                              --
  REMAINING AVAILABLE FUNDS                                                                      57,423.13
AMOUNT PAYABLE TO RESIDUAL HOLDER                                                                57,423.13

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - NOTE BALANCE ROLLFORWARD
COLLECTION PERIOD ENDED JUNE 1, 2002

                       Initial        Beginning        Base         Additional        Total         Ending         Ending
                      Principal       Principal      Principal       Principal      Principal      Principal     Certificate
  Class                Balance         Balance      Distribution   Distribution   Distribution      Balance        Factor
---------------    --------------   -------------   ------------   ------------   ------------   -------------    ----------
Class A-1           70,687,140.00              --             --             --             --              --    0.0000000
Class A-2           53,856,869.00              --             --             --             --              --    0.0000000
Class A-3           52,510,447.00              --             --             --             --              --    0.0000000
Class A-4           70,687,140.00   32,875,673.08   2,575,952.78             --   2,575,952.78   30,299,720.30    0.4286454
                   --------------   -------------   ------------   ------------   ------------   -------------    ---------
  Total Class A    247,741,596.00   32,875,673.08   2,575,952.78             --   2,575,952.78   30,299,720.30    0.1223037
Class B-1            5,385,687.00      714,688.56      55,998.97             --      55,998.97      658,689.59    0.1223037
Class B-2            2,692,843.00      357,344.21      27,999.48             --      27,999.48      329,344.73    0.1223037
Class B-3            5,385,687.00      714,688.57      55,998.97             --      55,998.97      658,689.59    0.1223037
                   --------------   -------------   ------------   ------------   ------------   -------------
  Total            261,205,813.00   34,662,394.42   2,715,950.21             --   2,715,950.21   31,946,444.21

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED JUNE 1, 2002

CALCULATION OF BASE PRINCIPAL AMOUNT
      ADCPB, beginning of Collection Period                                                42,740,924.42
      ADCPB, end of Collection Period                                                      40,024,974.20
                                                                                           -------------
        Base Principal Amount                                                               2,715,950.21

UNREIMBURSED SERVICING ADVANCES
      Unreimbursed Servicing Advances from previous Collection Period                       1,849,554.14
      Servicing Advances collected during the current Collection Period                     1,847,033.78
                                                                                           -------------
        Unreimbursed Servicing Advances as of current Determination Date                        2,520.36

CALCULATION OF INTEREST DUE

              Beginning                 Current                  Total
              Principal     Interest    Interest     Overdue    Interest
  Class        Balance        Rate         Due      Interest      Due
---------   -------------   --------   ----------   --------   ----------
Class A-1              --   5.2150%            --         --           --
Class A-2              --   5.4900%            --         --           --
Class A-3              --   5.4500%            --         --           --
Class A-4   32,875,673.08   5.6280%    154,186.91         --   154,186.91
Class B-1      714,688.56   7.3400%      4,371.51         --     4,371.51
Class B-2      357,344.21   9.5100%      2,831.95         --     2,831.95
Class B-3      714,688.57   6.2420%      3,717.57         --     3,717.57
            -------------   ------     ----------   --------   ----------
            34,662,394.42   5.7160%    165,107.94         --   165,107.94

CALCULATION OF PRINCIPAL DUE

              Base            Base                      Total
             Principal      Principal    Overdue       Principal
  Class     Amount Pct.      Amount      Principal       Due
---------   -----------   ------------   ---------   ------------
Class A       94.845%     2,575,952.78          --   2,575,952.78
Class B-1      2.062%        55,998.97          --      55,998.97
Class B-2      1.031%        27,999.48          --      27,999.48
Class B-3      2.062%        55,998.97          --      55,998.97
                          ------------   ---------   ------------
                          2,715,950.21          --   2,715,950.21

CALCULATION OF SERVICER FEE
      ADCPB as of the prior Calculation Date                                                42,740,924.42
      Servicer Fee Rate                                                                             0.500%
      One-twelfth                                                                                    1/12
                                                                                           --------------
      Servicer Fee due current period                                                           17,808.72
      Prior Servicer Fee arrearage                                                                     --
                                                                                           --------------
      Servicer Fee due                                                                          17,808.72

CALCULATION OF PREMIUM AMOUNT
      Class A Principal Amount as of the immediately preceding Collection Period            32,875,673.08
      Premium Rate                                                                                  0.140%
      One-twelfth                                                                                    1/12
                                                                                           --------------
      Premium Amount due Current Period                                                          3,835.50

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED JUNE 1, 2002

      Prior Premium Amount arrearage                                                                   --
                                                                                           --------------
        Total Premium Amount due                                                                 3,835.50
INDENTURE TRUSTEE FEE (PER PAYMENT DATE)
      Indenture Trustee Fee (per Payment Date)                                                     416.67
      Prior Indenture Trustee Fee arrearage                                                            --
                                                                                           --------------
      Total Indenture Trustee Fee due                                                              416.67

INDENTURE TRUSTEE EXPENSES
      Indenture Trustee Expenses due                                                                   --
      Prior Indenture Trustee Expenses arrearage                                                       --
                                                                                           --------------
      Total Indenture Trustee Expenses due                                                             --

OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
      Other Amounts Due Servicer under Servicing Agreement - current period                            --
      Prior Other Amounts Due Servicer under Servicing Agreement - arrearage                           --
                                                                                           --------------
      Total Other Amounts Due Servicer under Servicing Agreement                                       --

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - TESTS
COLLECTION PERIOD ENDED JUNE 1, 2002


RESTRICTING EVENT DETERMINATION:

                                                                                                  Yes/No
                                                                                                  ------
     A) Event of Servicer Termination (Yes/No)                                                      No
     B) Note Insuer has Made a Payment (Yes/No)                                                     No
     C) Gross Charge Off Event has Occurred (Yes/No)                                                No
     D) Delinquency Trigger Event has Occurred (Yes/No)                                             No

EVENTS OF DEFAULT: SECTION 8.01 OF INDENTURE

                                                                                                  Yes/No
                                                                                                  ------
     A) Failure to distribute to the Noteholders all or part of any payment of Interest
        required to be made under the terms of such Notes or the Indenture when due; and,           No

     B) Failure to distribute to the Noteholders (x) on any Payment Date, an amount equal to the principal due on the Outstanding Notes as of such Payment Date to the extent that sufficient Available Funds are on deposit in the Collection Account of
        (y) on the Class A-1 Maturity Date, the Class A-2 Maturity Date, the Class A-3
        Maturity Date, the Class A-4 Maturity Date, the Class B-1 Maturity Date, the
        Class B-2 Maturity Date, or the Class B-3 Maturity Date, as the case may be, on any remaining principal owed on the outstanding Class A-1 Notes, Class A-2 Notes,
        Class A-3 Notes, Class A-4 Notes, Class B-1 Notes, Class B-2 Notes, or Class B-3
        Notes, as the case may be.                                                                  No

EVENTS OF SERVICER TERMINATION: SECTION 6.01 OF SERVICING AGREEMENT

     Section                            Event                                                      Yes/No
     -------                            -----                                                      ------
     6.01(i)      Failure to make payment required                                                   No
     6.01(ii)     Failure to submit Monthly Statement                                                No
     6.01(iii)    Failure to Observe Covenants in Servicing Agreement                                No
     6.01(iv)     Servicer consents to appointment of custodian, receiver, etc.                      No
     6.01(v)      Servicer files a voluntary petition for bankruptcy                                 No
     6.01(vi)     Petition under bankruptcy laws against Servicer is not stayed,
                  withdrawn or dismissed within 60 days                                              No
     6.01(vii)    Assignment by Servicer to a delegate its rights under Servicing Agreement          No
     6.01(viii)   Servicer Trigger Event as contained in the Insurance Agreement has occurred.       No

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - TRIGGER ACCOUNT CALCULATIONS
COLLECTION PERIOD ENDED JUNE 1, 2002


Gross Charge Event Calculation:

                                                                                            Result
                                                                                            ------
     Gross Charge Off Ratio Current Period                                                  (0.33)%
     Gross Charge Off Ratio Prior Period                                                    (0.32)%
     Gross Charge Off Ratio Second Prior Period                                             (0.39)%
                                                                                            ------
       Average of Gross Charge Off Ratio for Three Periods                                  (0.35)%
     Maximum Allowed                                                                         2.50%

     Gross Charge Off Ratio:

                              ADCPB of                                                 Gross Charge Off Ratio
                            All Defaulted     Less                     End of Month        Charge Offs/
                             Contracts      Recoveries   Charge Offs       ADCPB              ADCPB
                            -------------   ----------   -----------   -------------   ----------------------
     Current Period           24,142.79      35,283.77   (11,140.98)   40,024,974.20          (0.33)%
     Prior Period              4,148.84      15,688.59   (11,539.75)   42,740,924.42          (0.32)%
     Second Prior Period      24,977.07      39,735.97   (14,758.90)   45,491,022.55          (0.39)%

Delinquency Event Calculation:

                                                                                           Result
                                                                                           ------
     Delinquency Trigger Ratio Current Period                                               6.97%
     Delinquency Trigger Ratio Prior Period                                                 6.24%
     Delinquency Trigger Ratio Second Prior Period                                          7.97%
                                                                                            ----
     Average of Delinquency Trigger Ratios                                                  7.06%
     Maximum Allowed                                                                        7.50%

     Delinquency Trigger Ratio:

                                      A                  B                  A/B
                            ------------------    ----------------   -------------------
                                 ADCPB of            ADCPB of
                            Contract > 30 Days     All Contracts     Delinquency Trigger
                                 Past Due         As of Month-End           Ratio:
                            ------------------    ----------------   -------------------
     Current Period            2,791,163.93        40,024,974.20           6.97%
     Prior Period              2,668,733.83        42,746,226.14           6.24%
     Second Prior Period       3,627,887.46        45,501,750.32           7.97%

                                     ADCPB       Delinquency Ratio
                                  ----------     ------------------
     Current                      37,233,810          93.03%
     31-60 Days Past Due           1,513,141           3.78%
     61-90 Days Past Due             671,176           1.68%
     91+ Days Past Due               606,846           1.52%
                                  ----------         ------
     TOTAL                        40,024,974         100.00%

Substitution Limits

     ADCPB as of Cut-Off Date                                                                   269,284,343.00
     Maximum Substitution (10% of Initial)                                                       26,928,434.30

     Prior month Cumulative ADCPB Substituted                                                    13,657,448.44
     Adjustment for prior month cumulative substituted ADLB (overstated in 10/1/01 report)         (134,083.57)
     Current month ADCPB Substituted                                                                 23,059.61
                                                                                                --------------
     Cumulative ADCPB Substituted                                                                13,546,424.48

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED JUNE 1, 2002**


Available Amount to Note Holders:                                                                        3,446,323.14

Disbursements from Collection Account: Section 3.04(b) of the Indenture

(i)          Initial Unpaid Amounts inadvertantly deposited in Collection Account                                  --
(ii)         Indemnity Payments paid inadvertantly deposited in Collection Account                                 --
(iii)        Aggregate of:
               (a) Unreimbursed Servicer Advances                                                           14,718.69
               (b) Servicer Fees from current and prior Collection Period                                   26,592.83
               (c) Servicing Charges inadvertantly deposited in Collection Account                                 --
(iv)         Premium Amount due on Payment Date and unpaid Premium Amounts                                   7,418.43
(v)          Indenture Trustee Fee due on Payment Date and unpaid Indenture Trustee Fees                       416.67
(vi)         Reimbursable Trustee Expenses pre 7.07(a)(ii)                                                         --
(vii)        Class A-1 through A-4 Note Interest on a pari passu basis:
               Class A-1 Note Interest                                                                             --
               Class A-2 Note Interest                                                                             --
               Class A-3 Note Interest                                                                             --
               Class A-4 Note Interest                                                                     242,900.54

(viii)       Class B-1 Note Interest                                                                         6,091.41
(ix)         Class B-2 Note Interest                                                                         4,603.11
(x)          Class B-3 Note Interest                                                                         3,644.71
(xi)         Class A Base Principal Distribution Amount plus Class A Overdue Principal
               Class A-1 Principal Distribution Amount                                                             --
               Class A-2 Principal Distribution Amount                                                             --
               Class A-3 Principal Distribution Amount                                                             --
               Class A-4 Principal Distribution Amount                                                   3,139,936.75
(xii)        Note Insurer Reimbursement Amount                                                                     --
(xiii)       Class B-1 Base Principal Distribution Amount plus Class B-1 Overdue Principal                         --
(xiv)        Class B-2 Base Principal Distribution Amount plus Class B-2 Overdue Principal                         --
(xv)         Class B-3 Base Principal Distribution Amount plus Class B-3 Overdue Principal                         --
(xvi)        Excess Indenture Trustee Expenses over those permitted by Section 7.07(a)(ii)                         --
(xvii)       Other Amounts Due Servicer under Servicing Agreement                                                  --
(xviii)      Remaining Amount to Residual Holder                                                                   --


             Reviewed By:



             ------------------------------------------------------------------
             Joel Cappon
             Controller, American Express Business Finance

** The Servicer is continuing to audit Leases acquired from a single Source. Accordingly, this Monthly Statement is subject to revision after conclusion of such audit.

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED JUNE 1, 2002


AVAILABLE FUNDS
     Collection Account balance, as of May 31, 2002                                          224,359.85
     Add: Investment earnings on amounts in Collection Account                                 1,107.94
     Add: Payments due Collection Account from last 3 business days of Collection Period     141,256.01
     Less: Amounts inadvertantly deposited into collection account                                   --
     Add: Additional contribution for terminated trade-ups and rebooked leases                       --
     Add: Servicer Advance on current Determination Date                                   3,079,599.34
                                                                                           ------------
       Available Funds on Payment Date                                                     3,446,323.14
INITIAL UNPAID AMOUNTS INADVERTANTLY DEPOSITED IN COLLECTION ACCOUNT                                 --
                                                                                           ------------
  REMAINING AVAILABLE FUNDS                                                                3,446,323.14
INDEMNITY PAYMENTS PAID INADVERTANTLY DEPOSITED IN COLLECTION ACCOUNT                                --
                                                                                           ------------
  REMAINING AVAILABLE FUNDS                                                                3,446,323.14
UNREIMBURSED SERVICER ADVANCES
     Unreimbursed Servicer Advances due                                                       14,718.69
     Unreimbursed Servicer Advances paid                                                      14,718.69
                                                                                           ------------
       Unreimbursed Servicer Advances remaining unpaid                                               --
                                                                                           ------------
  REMAINING AVAILABLE FUNDS                                                                3,431,604.45
SERVICER FEES
     Servicer Fees due                                                                        26,592.83
     Servicer Fees paid                                                                       26,592.83
                                                                                           ------------
       Servicer Fees remaining unpaid                                                                --
                                                                                           ------------
  REMAINING AVAILABLE FUNDS                                                                3,405,011.61
SERVICER CHARGES INADVERTANTLY DEPOSITED IN COLLECTION ACCOUNT                                       --
                                                                                           ------------
  REMAINING AVAILABLE FUNDS                                                                3,405,011.61
PREMIUM AMOUNT
     Premium Amount due                                                                        7,418.43
     Premium Amount paid                                                                       7,418.43
                                                                                           ------------
       Premium Amount remaining unpaid                                                               --
                                                                                           ------------
  REMAINING AVAILABLE FUNDS                                                                3,397,593.19
INDENTURE TRUSTEE FEE DUE ON PAYMENT DATE AND UNPAID INDENTURE TRUSTEE FEES
     Indenture Trustee Fee due                                                                   416.67
     Indenture Trustee Fee paid                                                                  416.67
                                                                                           ------------
       Indenture Trustee Fee remaining unpaid                                                        --
                                                                                           ------------
  REMAINING AVAILABLE FUNDS                                                                3,397,176.52
REIMBURSABLE TRUSTEE EXPENSES PER 7.07(a)(ii)
     Total Indenture Trustee Expenses due                                                            --
     Cap on Indenture Trustee Expenses per 7.07 (a)(ii)                                       75,000.00
                                                                                           ------------
     Total Indenture Trustee Expenses paid                                                           --
                                                                                           ------------
       Indenture Trustee Expenses unpaid                                                             --

  REMAINING AVAILABLE FUNDS                                                                3,397,176.52

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED JUNE 1, 2002


CLASS A-1 THROUGH A-4 NOTE INTEREST ON A PARI PASSU BASIS:
     Class A-1 Note Interest                                                                          --
     Class A-2 Note Interest                                                                          --
     Class A-3 Note Interest                                                                          --
     Class A-4 Note Interest                                                                  242,900.54
                                                                                           -------------
       Total Class A Interest due                                                             242,900.54
                                                                                           -------------
  REMAINING AVAILABLE FUNDS                                                                 3,154,275.98
CLASS B-1 NOTE INTEREST
     Class B-1 Note Interest due                                                                6,091.41
     Class B-1 Note Interest paid                                                               6,091.41
                                                                                           -------------
       Class B-1 Note Interest remaining unpaid                                                       --
                                                                                           -------------
  REMAINING AVAILABLE FUNDS                                                                 3,148,184.57
CLASS B-2 NOTE INTEREST
     Class B-2 Note Interest due                                                                4,603.11
     Class B-2 Note Interest paid                                                               4,603.11
                                                                                           -------------
       Class B-2 Note Interest remaining unpaid                                                       --
                                                                                           -------------
  REMAINING AVAILABLE FUNDS                                                                 3,143,581.46
CLASS B-3 NOTE INTEREST
     Class B-3 Note Interest due                                                                3,644.71
     Class B-3 Note Interest paid                                                               3,644.71
                                                                                           -------------
       Class B-3 Note Interest remaining unpaid                                                       --
                                                                                           -------------
  REMAINING AVAILABLE FUNDS                                                                 3,139,936.75
CLASS A BASE PRINCIPAL DISTRIBUTION
     Class A Base Principal Distribution Amount due                                         3,259,737.93
     Class A Note Principal Balance as of preceding Payment Date                           50,869,223.34
                                                                                           -------------
     Class A Base Principal Distribution Amount paid                                        3,139,936.75
                                                                                           -------------
       Class A Base Principal Distribution Amount remaining unpaid                            119,801.18

     Class A-1 Note Principal Balance as of preceding Payment Date                                    --
     Class A-1 Base Principal Distribution Amount paid                                                --
                                                                                           -------------
       Class A-1 Note Principal Balance after distribution on Payment Date                            --

     Remaining Class A Base Principal Distribution Amount                                   3,139,936.75
                                                                                           -------------

     Class A-2 Note Principal Balance as of preceding Payment Date                                    --
     Class A-2 Base Principal Distribution Amount paid                                                --
                                                                                           -------------
       Class A-2 Note Principal Balance after distribution on Payment Date                            --

     Remaining Class A Base Principal Distribution Amount                                   3,139,936.75
                                                                                           -------------

     Class A-3 Note Principal Balance as of preceding Payment Date                                    --
     Class A-3 Base Principal Distribution Amount paid                                                --
                                                                                           -------------
       Class A-3 Note Principal Balance after distribution on Payment Date                            --

     Remaining Class A Base Principal Distribution Amount                                   3,139,936.75
                                                                                           -------------

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED JUNE 1, 2002


     Class A-4 Note Principal Balance as of preceding Payment Date                         50,869,223.34
     Class A-4 Base Principal Distribution Amount paid                                      3,139,936.75
                                                                                           -------------
       Class A-4 Note Principal Balance after distribution on Payment Date                 47,729,286.59

  REMAINING AVAILABLE FUNDS                                                                           --

NOTE INSURER REIMBURSEMENT AMOUNT
     Note Insuer Reimbursement Amount due                                                             --
     Note Insuer Reimbursement Amount paid                                                            --
                                                                                           -------------
     Note Insuer Reimbursement Amount remaining unpaid                                                --
REMAINING AVAILABLE FUNDS                                                                             --

CLASS B-1 BASE PRINCIPAL DISTRIBUTION
     Class B-1 Note Principal Balance as of preceding Payment Date                          1,105,852.77
     Class B-1 Base Principal Distribution due                                                 70,863.87
     Class B-1 Base Principal Distribution paid                                                       --
                                                                                           -------------
       Class B-1 Base Principal Distribution remaining unpaid                                  70,863.87
       Class B-1 Note Principal Balance after distribution on Payment Date                  1,105,852.77

  REMAINING AVAILABLE FUNDS                                                                           --

CLASS B-2 BASE PRINCIPAL DISTRIBUTION
     Class B-2 Note Principal Balance as of preceding Payment Date                            552,926.39
     Class B-2 Base Principal Distribution due                                                 35,431.94
     Class B-2 Base Principal Distribution paid                                                       --
                                                                                           -------------
       Class B-2 Base Principal Distribution remaining unpaid                                  35,431.94
       Class B-2 Note Principal Balance after distribution on Payment Date                    552,926.39
  REMAINING AVAILABLE FUNDS                                                                           --
CLASS B-3 BASE PRINCIPAL DISTRIBUTION
     Class B-3 Note Principal Balance as of preceding Payment Date                            691,157.98
     Class B-3 Base Principal Distribution due                                                 44,289.92
     Class B-3 Base Principal Distribution paid                                                       --
                                                                                           -------------
       Class B-3 Base Principal Distribution remaining unpaid                                  44,289.92
       Class B-3 Note Principal Balance after distribution on Payment Date                    691,157.98
  REMAINING AVAILABLE FUNDS                                                                           --
INDENTURE TRUSTEE EXPENSES IN EXCESS OF SECTION 7.07(a)(ii)
     Indenture Trustee Expenses unpaid per above                                                      --
     Remaining Indenture Trustee Expenses paid                                                        --
                                                                                           -------------
       Remaining Indenture Trustee Expenses unpaid                                                    --
  REMAINING AVAILABLE FUNDS                                                                           --
OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
     Other Amounts Due Servicer under Servicing Agreement due                                         --
     Other Amounts Due Servicer under Servicing Agreement paid                                        --
                                                                                           -------------
     Other Amounts Due Servicer under Servicing Agreement remaining unpaid                            --
  REMAINING AVAILABLE FUNDS                                                                           --
AMOUNT PAYABLE TO RESIDUAL HOLDER                                                                     --

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - NOTE BALANCE ROLLFORWARD
COLLECTION PERIOD ENDED JUNE 1, 2002



                      Initial         Beginning        Base         Additional        Total         Ending         Ending
                     Principal        Principal      Principal       Principal      Principal      Principal     Certificate
  Class               Balance          Balance      Distribution   Distribution   Distribution      Balance        Factor
---------------   --------------    -------------   ------------   ------------   ------------   -------------    ----------
Class A-1          70,688,994.00               --             --             --             --              --     0.0000000
Class A-2          57,258,085.00               --             --             --             --              --     0.0000000
Class A-3          48,068,516.00               --             --             --             --              --     0.0000000
Class A-4          84,119,903.00    50,869,223.34   3,139,936.75             --   3,139,936.75   47,729,286.59     0.5673959
                  --------------    -------------   ------------   ------------   ------------   -------------     ---------
  Total Class A   260,135,498.00    50,869,223.34   3,139,936.75             --   3,139,936.75   47,729,286.59     0.1834786
Class B-1           5,655,120.00     1,105,852.77             --             --             --    1,105,852.77     0.1955489
Class B-2           2,827,560.00       552,926.39             --             --             --      552,926.39     0.1955489
Class B-3           3,534,450.00       691,157.98             --             --             --      691,157.98     0.1955489
                  --------------    -------------   ------------   ------------   ------------   -------------
  Total           272,152,628.00    53,219,160.49   3,139,936.75             --   3,139,936.75   50,079,223.74

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED JUNE 1, 2002


CALCULATION OF BASE PRINCIPAL AMOUNT
      ADCPB, beginning of Collection Period                                                63,822,798.58
      ADCPB, end of Collection Period                                                      60,412,474.92
                                                                                           -------------
        Base Principal Amount                                                               3,410,323.66

UNREIMBURSED SERVICING ADVANCES
      Unreimbursed Servicing Advances from previous Collection Period                       2,807,840.73
      Servicing Advances collected during the current Collection Period                     2,793,122.04
                                                                                           -------------
        Unreimbursed Servicing Advances as of current Determination Date                       14,718.69


CALCULATION OF INTEREST DUE

                 Beginning                 Current                  Total
                 Principal    Interest     Interest    Overdue     Interest
  Class          Balance        Rate         Due       Interest      Due
---------     -------------   --------    ----------   --------   ----------
Class A-1                --    4.9670%            --         --           --
Class A-2                --    5.4500%            --         --           --
Class A-3                --    5.5400%            --         --           --
Class A-4     50,869,223.34    5.7300%    242,900.54         --   242,900.54
Class B-1      1,105,852.77    6.6100%      6,091.41         --     6,091.41
Class B-2        552,926.39    9.9900%      4,603.11         --     4,603.11
Class B-3        691,157.98    6.3280%      3,644.71         --     3,644.71
              -------------    ------     ----------   --------   ----------
              53,219,160.49    5.8003%    257,239.77         --   257,239.77

CALCULATION OF PRINCIPAL DUE

              Base            Base                        Total
            Principal      Principal       Overdue      Principal
 Class      Amount Pct.      Amount       Principal        Due
---------   -----------   ------------    ---------   ------------
Class A       95.584%     3,259,737.93           --   3,259,737.93
Class B-1      2.078%        70,863.87           --      70,863.87
Class B-2      1.039%        35,431.94           --      35,431.94
Class B-3      1.299%        44,289.92           --      44,289.92
                          ------------    ---------   ------------
                          3,410,323.66           --   3,410,323.66

CALCULATION OF SERVICER FEE

      ADCPB as of the prior Calculation Date                                                63,822,798.58
      Servicer Fee Rate                                                                             0.500%
      One-twelfth                                                                                    1/12
                                                                                            -------------
      Servicer Fee due current period                                                           26,592.83
      Prior Servicer Fee arrearage                                                                     --
                                                                                            -------------
      Servicer Fee due                                                                          26,592.83

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED JUNE 1, 2002


CALCULATION OF PREMIUM AMOUNT
      Class A Principal Amount as of the immediately preceding Collection Period            50,869,223.34
      Premium Rate                                                                                  0.175%
      One-twelfth                                                                                    1/12
                                                                                           --------------
      Premium Amount due Current Period                                                          7,418.43
      Prior Premium Amount arrearage                                                                   --
                                                                                           --------------
        Total Premium Amount due                                                                 7,418.43

INDENTURE TRUSTEE FEE (PER PAYMENT DATE)
      Indenture Trustee Fee (per Payment Date)                                                     416.67
      Prior Indenture Trustee Fee arrearage                                                            --
                                                                                           --------------
      Total Indenture Trustee Fee due                                                              416.67

INDENTURE TRUSTEE EXPENSES
      Indenture Trustee Expenses due                                                                   --
      Prior Indenture Trustee Expenses arrearage                                                       --
                                                                                           --------------
      Total Indenture Trustee Expenses due                                                             --

OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
      Other Amounts Due Servicer under Servicing Agreement - current period                            --
      Prior Other Amounts Due Servicer under Servicing Agreement - arrearage                           --
                                                                                           --------------
      Total Other Amounts Due Servicer under Servicing Agreement                                       --

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - TESTS
COLLECTION PERIOD ENDED JUNE 1, 2002


RESTRICTING EVENT DETERMINATION:

                                                                                                  Yes/No
                                                                                                  ------
     A) Event of Servicer Termination (Yes/No)                                                       No
     B) Note Insuer has Made a Payment (Yes/No)                                                      No
     C) Gross Charge Off Event has Occurred (Yes/No)                                                 No
     D) Delinquency Trigger Event has Occurred (Yes/No)                                              No

EVENTS OF DEFAULT: SECTION 8.01 OF INDENTURE

                                                                                                  Yes/No
                                                                                                  ------

     A) Failure to distribute to the Noteholders all or part of any payment of Interest
        required to be made under the terms of such Notes or the Indenture when due; and,           No

     B) Failure to distribute to the Noteholders (x) on any Payment Date, an amount equal to the principal due on the Outstanding Notes as of such Payment Date to the extent that sufficient Available Funds are on deposit in the Collection Account of (y) on the
        Class A-1 Maturity Date, the Class A-2 Maturity Date, the Class A-3 Maturity Date, the
        Class A-4 Maturity Date, the Class B-1 Maturity Date, the Class B-2 Maturity Date, or
        the Class B-3 Maturity Date, as the case may be, on any remaining principal owed on the outstanding Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4 Notes,
        Class B-1 Notes, Class B-2 Notes, or Class B-3 Notes, as the case may be.                   No


EVENTS OF SERVICER TERMINATION: SECTION 6.01 OF SERVICING AGREEMENT

     Section                            Event                                                      Yes/No
     -------                            -----                                                      ------
     6.01(i)      Failure to make payment required                                                   No
     6.01(ii)     Failure to submit Monthly Statement                                                No
     6.01(iii)    Failure to Observe Covenants in Servicing Agreement                                No
     6.01(iv)     Servicer consents to appointment of custodian, receiver, etc.                      No
     6.01(v)      Servicer files a voluntary petition for bankruptcy                                 No
     6.01(vi)     Petition under bankruptcy laws against Servicer is not stayed, withdrawn
                  or dismissed within 60 days                                                        No
     6.01(vii)    Assignment by Servicer to a delegate its rights under Servicing Agreement          No
     6.01(viii)   Servicer Trigger Event as contained in the Insurance Agreement has occurred.       No

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - TRIGGER ACCOUNT CALCULATIONS
COLLECTION PERIOD ENDED JUNE 1, 2002


Gross Charge Event Calculation:

                                                                                            Result
                                                                                            ------
     Gross Charge Off Ratio Current Period                                                   3.64%
     Gross Charge Off Ratio Prior Period                                                    (0.33)%
     Gross Charge Off Ratio Second Prior Period                                             (0.22)%
                                                                                            ------
     Average of Gross Charge Off Ratio for Three Periods                                     1.03%
     Maximum Allowed                                                                         2.50%

     Gross Charge Off Ratio:

                              ADCPB of                                                   Gross Charge Off
                            All Defaulted     Less                     End of Month     Ratio: Charge Offs/
                              Contracts     Recoveries   Charge Offs       ADCPB                ADCPB
                            -------------   ----------   -----------   -------------   ---------------------
     Current Period            224,471.16    41,115.66    183,355.50   60,412,474.92            3.64%
     Prior Period               45,240.21    63,032.94    (17,792.73)  63,822,798.58           (0.33)%
     Second Prior Period        41,612.26    54,200.56    (12,588.30)  67,173,008.63           (0.22)%

Delinquency Event Calculation:

                                                                                            Result
                                                                                            ------
     Delinquency Trigger Ratio Current Period                                                7.73%
     Delinquency Trigger Ratio Prior Period                                                  7.24%
     Delinquency Trigger Ratio Second Prior Period                                           7.24%
                                                                                            -----
     Average of Delinquency Trigger Ratios                                                   7.40%
     Maximum Allowed                                                                         7.50%

     Delinquency Trigger Ratio:

                                      A                  B                  A/B
                            ------------------    ----------------   -------------------
                                 ADCPB of            ADCPB of
                            Contract > 30 Days     All Contracts     Delinquency Trigger
                                 Past Due         As of Month-End           Ratio:
                            ------------------    ----------------   -------------------
     Current Period             4,672,869.40        60,412,474.92            7.73%
     Prior Period               4,624,138.87        63,885,757.03            7.24%
     Second Prior Period        4,862,052.43        67,190,000.15            7.24%

                                     ADCPB       Delinquency Ratio
                                  ----------     ------------------
     Current                      55,739,606           92.27%
     31-60 Days Past Due           3,084,145            5.11%
     61-90 Days Past Due           1,079,959            1.79%
     91+ Days Past Due               508,766            0.84%
                                  ----------          ------
     TOTAL                        60,412,475          100.00%


Substitution Limits

     ADCPB as of Cut-Off Date                                                               226,204,781.43
     ADCPB added during Prefunding period                                                    56,551,485.09
                                                                                            --------------
     Total Initial ADCPB                                                                    282,756,266.53
     Maximum Substitution (10% of Initial)                                                   28,275,626.65

     Prior month Cumulative ADCPB Substituted                                                27,479,262.51
     Adjustment for prior month cumulative substituted ADLB (overstated in 2/1/02 report)        (9,727.44)
     Current month ADCPB Substituted                                                            796,329.32
                                                                                            --------------
     Cumulative ADCPB Substituted                                                            28,265,864.38

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED JUNE 1, 2002  **


Available Amount to Note Holders:                                                           3,452,618.39
Reserve Account balance, beginning                                                            267,733.29

Disbursements from Collection Account: Section 3.05(a) of the Indenture

(i)          Initial Unpaid Amounts inadvertantly deposited in Collection Account                     --
(ii)         Indemnity Payments paid inadvertantly deposited in Collection Account                    --
(iii)        Aggregate of:
               (a) Unreimbursed Servicer Advances                                              45,716.57
               (b) Servicer Fees from current and prior Collection Period                      28,848.79
               (c) Servicing Charges inadvertantly deposited in Collection Account                    --
(iv)         Indenture Trustee Fee due on Payment Date and unpaid Indenture Trustee Fees          416.67
(v)          Reimbursable Trustee Expenses pre 7.07(a)(ii)                                            --

(vi)         Class A-1 through A-4 Note Interest on a pari passu basis:
               Class A-1 Note Interest                                                                --
               Class A-2 Note Interest                                                                --
               Class A-3 Note Interest                                                                --
               Class A-4 Note Interest                                                        290,562.33
(vii)        Class B Note Interest                                                             46,223.63
(viii)       Class C Note Interest                                                             34,452.66
(ix)         Class D Note Interest                                                             10,517.47

(x)          Class A Base Principal Distribution Amount
               Class A-1 Principal Distribution Amount                                                --
               Class A-2 Principal Distribution Amount                                                --
               Class A-3 Principal Distribution Amount                                                --
               Class A-4 Principal Distribution Amount                                      2,498,594.81
(xi)         Class B Base Principal Distribution Amount                                       236,147.68
(xii)        Class C Base Principal Distribution Amount                                       159,971.01
(xiii)       Class D Base Principal Distribution Amount                                        38,088.34
(xv)         Class E Note Interest                                                              7,775.35
(xvi)        Class E Principal Distribution Amount                                             41,135.40
(xviii)      Reserve Account Reimbursement/(Withdrawal)                                        14,167.68
(xix)        Excess Indenture Trustee Expenses over those permitted by Section 7.07(a)(ii)            --
(xx)         Remaining Amount to Residual Holder                                                      --


Reserve Account balance, ending                                                               281,900.97

Disbursements from Reserve Account:
             Interest earned on Reserve Account to Residual Holder                                    --

             Reviewed By:


             ------------------------------------------------------------------
             JOEL CAPPON
             CONTROLLER, AMERICAN EXPRESS BUSINESS FINANCE


** The Servicer is continuing to audit Leases acquired from a single Source. Accordingly, this Monthly Statement is subject to revision after conclusion of such audit.

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED JUNE 1, 2002


AVAILABLE FUNDS
     Collection Account balance, as of May 31, 2002                                          652,608.53
     Add: Investment earnings on amounts in Collection Account                                 1,578.57
     Add: Payments due Collection Account from last 3 business days of Collection Period     348,819.15
     Less: Amounts inadvertantly deposited into collection account                                   --
     Add: Additional contribution for terminated trade-ups and rebooked leases                       --
     Add: Servicer Advance on current Determination Date                                   2,449,612.14
                                                                                           ------------
     AVAILABLE FUNDS ON PAYMENT DATE                                                       3,452,618.39
     Reserve Account balance                                                                 267,733.29
                                                                                           ------------
     TOTAL AVAILABLE FUNDS                                                                 3,720,351.68

Initial Unpaid Amounts inadvertantly deposited in Collection Account                                 --
                                                                                           ------------
  REMAINING AVAILABLE FUNDS                                                                3,720,351.68

Indemnity Payments paid inadvertantly deposited in Collection Account                                --
                                                                                           ------------
  REMAINING AVAILABLE FUNDS                                                                3,720,351.68

UNREIMBURSED SERVICER ADVANCES
     Unreimbursed Servicer Advances due                                                       45,716.57
     Unreimbursed Servicer Advances paid                                                      45,716.57
                                                                                           ------------
       Unreimbursed Servicer Advances remaining unpaid                                               --
                                                                                           ------------
  REMAINING AVAILABLE FUNDS                                                                3,674,635.11

SERVICER FEES
     Servicer Fees due                                                                        28,848.79
     Servicer Fees paid                                                                       28,848.79
                                                                                           ------------
       Servicer Fees remaining unpaid                                                                --
                                                                                           ------------
  REMAINING AVAILABLE FUNDS                                                                3,645,786.32

SERVICER CHARGES INADVERTANTLY DEPOSITED IN COLLECTION ACCOUNT                                       --
                                                                                           ------------
  REMAINING AVAILABLE FUNDS                                                                3,645,786.32

INDENTURE TRUSTEE FEE DUE ON PAYMENT DATE AND UNPAID INDENTURE TRUSTEE FEES
     Indenture Trustee Fee due                                                                   416.67
     Indenture Trustee Fee paid                                                                  416.67
                                                                                           ------------
       Indenture Trustee Fee remaining unpaid                                                        --
                                                                                           ------------
  REMAINING AVAILABLE FUNDS                                                                3,645,369.65

REIMBURSABLE TRUSTEE EXPENSES PER 7.07(a)(ii)
     Total Indenture Trustee Expenses due                                                            --
     Cap on Indenture Trustee Expenses per 7.07 (a)(ii)                                       75,000.00
                                                                                           ------------
     Total Indenture Trustee Expenses paid                                                           --
                                                                                           ------------
       Indenture Trustee Expenses unpaid                                                             --
  REMAINING AVAILABLE FUNDS                                                                3,645,369.65

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED JUNE 1, 2002


CLASS A-1 THROUGH A-4 NOTE INTEREST ON A PARI PASSU BASIS:
     Class A-1 Note Interest                                                                          --
     Class A-2 Note Interest                                                                          --
     Class A-3 Note Interest                                                                          --
     Class A-4 Note Interest                                                                  290,562.33
     Total Class A Interest due                                                               290,562.33
                                                                                           -------------
  REMAINING AVAILABLE FUNDS                                                                 3,354,807.32

CLASS B NOTE INTEREST
     Class B Note Interest due                                                                 46,223.63
     Class B Note Interest paid                                                                46,223.63
                                                                                           -------------
       Class B Note Interest remaining unpaid                                                         --
                                                                                           -------------
  REMAINING AVAILABLE FUNDS                                                                 3,308,583.69

CLASS C NOTE INTEREST
     Class C Note Interest due                                                                 34,452.66
     Class C Note Interest paid                                                                34,452.66
                                                                                           -------------
       Class C Note Interest remaining unpaid                                                         --
                                                                                           -------------
  REMAINING AVAILABLE FUNDS                                                                 3,274,131.03

CLASS D NOTE INTEREST
     Class D Note Interest due                                                                 10,517.47
     Class D Note Interest paid                                                                10,517.47
                                                                                           -------------
       Class D Note Interest remaining unpaid                                                         --
                                                                                           -------------
  REMAINING AVAILABLE FUNDS                                                                 3,263,613.56

CLASS A BASE PRINCIPAL DISTRIBUTION
     Class A Base Principal Distribution Amount due                                         2,438,628.53
     Class A Note Principal Balance as of preceding Payment Date                           49,953,409.54
                                                                                           -------------
     Class A Base Principal Distribution Amount paid                                        2,438,628.53
                                                                                           -------------
       Class A Base Principal Distribution Amount remaining unpaid                                    --
     Class A-1 Note Principal Balance as of preceding Payment Date                                    --
     Class A-1 Base Principal Distribution Amount paid                                                --
                                                                                           -------------
       Class A-1 Note Principal Balance after distribution                                            --
                                                                                           -------------
     Remaining Class A Base Principal Distribution Amount                                   2,438,628.53
                                                                                           -------------
     Class A-2 Note Principal Balance as of preceding Payment Date                                    --
     Class A-2 Base Principal Distribution Amount paid                                                --
                                                                                           -------------
       Class A-2 Note Principal Balance after distribution                                            --
     Remaining Class A Base Principal Distribution Amount                                   2,438,628.53
                                                                                           -------------
     Class A-3 Note Principal Balance as of preceding Payment Date                                    --
     Class A-3 Base Principal Distribution Amount paid                                                --
                                                                                           -------------
       Class A-3 Note Principal Balance after distribution                                            --
     Remaining Class A Base Principal Distribution Amount                                   2,438,628.53
                                                                                           -------------
     Class A-4 Note Principal Balance as of preceding Payment Date                         49,953,409.54
     Class A-4 Base Principal Distribution Amount paid                                      2,438,628.53
                                                                                           -------------
       Class A-4 Note Principal Balance after distribution                                 47,514,781.01
  REMAINING AVAILABLE FUNDS                                                                   824,985.03

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED JUNE 1, 2002



CLASS B BASE PRINCIPAL DISTRIBUTION
     Class B Note Principal Balance as of preceding Payment Date                            7,619,279.08
     Class B Base Principal Distribution due                                                  230,480.14
     Class B Base Principal Distribution paid                                                 230,480.14
                                                                                           -------------
       Class B Base Principal Distribution remaining unpaid                                           --
       Class B Note Principal Balance after distribution on Payment Date                    7,388,798.94
  REMAINING AVAILABLE FUNDS                                                                   594,504.89

CLASS C BASE PRINCIPAL DISTRIBUTION
     Class C Note Principal Balance as of preceding Payment Date                            5,161,447.22
     Class C Base Principal Distribution due                                                  156,131.70
     Class C Base Principal Distribution paid                                                 156,131.70
                                                                                           -------------
       Class C Base Principal Distribution remaining unpaid                                           --
       Class C Note Principal Balance after distribution on Payment Date                    5,005,315.51
  REMAINING AVAILABLE FUNDS                                                                   438,373.19

CLASS D BASE PRINCIPAL DISTRIBUTION
     Class D Note Principal Balance as of preceding Payment Date                            1,228,915.43
     Class D Base Principal Distribution due                                                   37,174.22
     Class D Base Principal Distribution paid                                                  37,174.22
                                                                                           -------------
       Class D Base Principal Distribution remaining unpaid                                           --
       Class D Note Principal Balance after distribution on Payment Date                    1,191,741.22
  REMAINING AVAILABLE FUNDS                                                                   401,198.97

CLASS A REALLOCATED PRINCIPAL DISTRIBUTION
     Class A-1 Note Principal Balance after Base Principal                                            --
     Class A-1 Reallocated Principal Distribution                                                     --
                                                                                           -------------
       Class A-1 Note Principal Balance after Reallocation                                            --
  Remaining Available Funds                                                                   401,198.97
                                                                                           -------------
     Class A-2 Note Principal Balance after Base Principal                                            --
     Class A-2 Reallocated Principal Distribution                                                     --
                                                                                           -------------
       Class A-2 Note Principal Balance after Reallocation                                            --
  Remaining Available Funds                                                                   401,198.97
                                                                                           -------------
     Class A-3 Note Principal Balance after Base Principal                                            --
     Class A-3 Reallocated Principal Distribution                                                     --
                                                                                           -------------
       Class A-3 Note Principal Balance after Reallocation                                            --
  Remaining Available Funds                                                                   401,198.97
                                                                                           -------------
     Class A-4 Note Principal Balance after Base Principal                                 47,514,781.01
     Class A-4 Reallocated Principal Distribution                                                     --
                                                                                           -------------
       Class A-4 Note Principal Balance after Reallocation                                 47,514,781.01
  REMAINING AVAILABLE FUNDS                                                                   401,198.97

CLASS B REALLOCATED PRINCIPAL DISTRIBUTION
     Class B Note Principal Balance after Base Principal                                    7,388,798.94
     Class B Reallocated Principal Distribution paid                                                  --
                                                                                           -------------
       Class B Note Principal Balance after Reallocation                                    7,388,798.94
  REMAINING AVAILABLE FUNDS                                                                   401,198.97

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED JUNE 1, 2002


CLASS C REALLOCATED PRINCIPAL DISTRIBUTION
     Class C Note Principal Balance after Base Principal                                    5,005,315.51
     Class C Reallocated Principal Distribution paid                                                  --
                                                                                           -------------
       Class C Note Principal Balance after Reallocation                                    5,005,315.51
  REMAINING AVAILABLE FUNDS                                                                   401,198.97

CLASS D REALLOCATED PRINCIPAL DISTRIBUTION
     Class D Note Principal Balance after Base Principal                                    1,191,741.22
     Class D Reallocated Principal Distribution paid                                                  --
       Class D Note Principal Balance after Reallocation                                    1,191,741.22
  REMAINING AVAILABLE FUNDS                                                                   401,198.97

CLASS E NOTE INTEREST
     Class E Note Interest due                                                                  7,775.35
     Class E Note Interest paid                                                                 7,775.35
                                                                                           -------------
       Class E Note Interest remaining unpaid                                                         --
                                                                                           -------------
  REMAINING AVAILABLE FUNDS                                                                   393,423.62

CLASS E BASE PRINCIPAL DISTRIBUTION
     Class E Note Principal Balance as of preceding Payment Date                            1,327,229.23
     Class E Base Principal Distribution due                                                   40,148.15
     Class E Base Principal Distribution paid                                                  40,148.15
                                                                                           -------------
       Class E Base Principal Distribution remaining unpaid                                           --
       Class E Note Principal Balance after distribution on Payment Date                    1,287,081.07
  REMAINING AVAILABLE FUNDS                                                                   353,275.47

CLASS E REALLOCATED PRINCIPAL DISTRIBUTION
     Class E Note Principal Balance after Base Principal                                    1,287,081.07
     Class E Reallocated Principal Distribution paid                                                  --
       Class E Note Principal Balance after Reallocation                                    1,287,081.07
  REMAINING AVAILABLE FUNDS                                                                   353,275.47

CLASS A SUPPLEMENTAL PRINCIPAL DISTRIBUTION
     Class A-1 Note Principal Balance after Reallocated Principal                                     --
     Class A-1 Supplemental Principal Distribution                                                    --
                                                                                           -------------
       Class A-1 Note Principal Balance after Supplemental                                            --
  Remaining Available Funds                                                                   353,275.47
                                                                                           -------------
     Class A-2 Note Principal Balance after Reallocated Principal                                     --
     Class A-2 Supplemental Principal Distribution                                                    --
                                                                                           -------------
       Class A-2 Note Principal Balance after Supplemental                                            --
  Remaining Available Funds                                                                   353,275.47
                                                                                           -------------
     Class A-3 Note Principal Balance after Reallocated Principal                                     --
     Class A-3 Supplemental Principal Distribution                                                    --
                                                                                           -------------
       Class A-3 Note Principal Balance after Supplemental                                            --
  Remaining Available Funds                                                                   353,275.47
                                                                                           -------------
     Class A-4 Note Principal Balance after Reallocated Principal                          47,514,781.01
     Class A-4 Supplemental Principal Distribution                                             59,966.28
                                                                                           -------------
       Class A-4 Note Principal Balance after Supplemental                                 47,454,814.73
  REMAINING AVAILABLE FUNDS                                                                   293,309.19

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED JUNE 1, 2002


CLASS B SUPPLEMENTAL PRINCIPAL DISTRIBUTION
     Class B Note Principal Balance after Reallocated Principal                             7,388,798.94
     Class B Supplemental Principal Distribution paid                                           5,667.54
                                                                                           -------------
       Class B Note Principal Balance after Supplemental                                    7,383,131.40
  REMAINING AVAILABLE FUNDS                                                                   287,641.65

CLASS C SUPPLEMENTAL PRINCIPAL DISTRIBUTION
     Class C Note Principal Balance after Reallocated Principal                             5,005,315.51
     Class C Supplemental Principal Distribution paid                                           3,839.30
                                                                                           -------------
       Class C Note Principal Balance after Supplemental                                    5,001,476.21
  REMAINING AVAILABLE FUNDS                                                                   283,802.34

CLASS D SUPPLEMENTAL PRINCIPAL DISTRIBUTION
     Class D Note Principal Balance after Reallocated Principal                             1,191,741.22
     Class D Supplemental Principal Distribution paid                                             914.12
                                                                                           -------------
       Class D Note Principal Balance after Supplemental                                    1,190,827.10
  REMAINING AVAILABLE FUNDS                                                                   282,888.22

CLASS E SUPPLEMENTAL PRINCIPAL DISTRIBUTION
     Class E Note Principal Balance after Reallocated Principal                             1,287,081.07
     Class E Supplemental Principal Distribution paid                                             987.25
                                                                                           -------------
       Class E Note Principal Balance after Supplemental                                    1,286,093.82
  REMAINING AVAILABLE FUNDS                                                                   281,900.97

RESERVE FUND
     Required Reserve Fund Amount                                                           1,751,034.78
     Reserve Account Balance, Ending                                                          281,900.97
     Reserve Account Deposit/(Withdrawal)                                                      14,167.68
                                                                                           -------------
  REMAINING AVAILABLE FUNDS                                                                           --

INDENTURE TRUSTEE EXPENSES IN EXCESS OF SECTION 7.07(a)(ii)
     Indenture Trustee Expenses unpaid per above                                                      --
     Remaining Indenture Trustee Expenses paid                                                        --
                                                                                           -------------
       Remaining Indenture Trustee Expenses unpaid                                                    --
  REMAINING AVAILABLE FUNDS                                                                           --

AMOUNT PAYABLE TO TRUST CERTIFICATE HOLDER                                                            --

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED JUNE 1, 2002

CALCULATION OF BASE PRINCIPAL AMOUNT
      ADCPB, beginning of Collection Period                                                 69,237,103.58
      ADCPB, end of Collection Period                                                       66,263,166.34
                                                                                           --------------
        Base Principal Amount                                                                2,973,937.24

UNREIMBURSED SERVICING ADVANCES
      Unreimbursed Servicing Advances from previous Collection Period                        2,146,357.26
      Servicing Advances collected during the current Collection Period                      2,100,640.69
                                                                                           --------------
        Unreimbursed Servicing Advances as of current Determination Date                        45,716.57



CALCULATION OF SERVICER FEE
      ADCPB as of the prior Calculation Date                                                69,237,103.58
      Servicer Fee Rate                                                                             0.500%
      One-twelfth                                                                                    1/12
                                                                                           --------------
      Servicer Fee due current period                                                           28,848.79
      Prior Servicer Fee arrearage                                                                     --
                                                                                           --------------
      Servicer Fee due                                                                          28,848.79


INDENTURE TRUSTEE FEE (PER PAYMENT DATE)
      Indenture Trustee Fee (per Payment Date)                                                     416.67
      Prior Indenture Trustee Fee arrearage                                                            --
                                                                                           --------------
      Total Indenture Trustee Fee due                                                              416.67

INDENTURE TRUSTEE EXPENSES
      Indenture Trustee Expenses due                                                                   --
      Prior Indenture Trustee Expenses arrearage                                                       --
                                                                                           --------------
      Total Indenture Trustee Expenses due                                                             --

OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
      Other Amounts Due Servicer under Servicing Agreement - current period                            --
      Prior Other Amounts Due Servicer under Servicing Agreement - arrearage                           --
                                                                                           --------------
      Total Other Amounts Due Servicer under Servicing Agreement                                       --

AGING DELINQUENCY STATISTICS - AS OF PRIOR MONTH-END
      Current                                                           63,203,113.06               95.38%
       31 - 60 days past due                                             1,566,270.15                2.36%
       61 - 90 days past due                                               583,912.84                0.88%
       91+ days past due                                                   909,870.29                1.37%
                                                                        -------------
                                                                        66,263,166.34

GROSS CHARGE OFF
      ADCPB of All Defaulted Contracts                                                          78,971.05
      Less Recoveries                                                                           64,675.31
                                                                                           --------------
      Total Charge Offs for the period                                                          14,295.74

      End of Month ADCPB                                                                    66,263,166.34
      Gross Charge Off Ratio (Total Charge Offs/ADCPB)                                               0.02%

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED JUNE 1, 2002


INTEREST PAYMENTS TO NOTEHOLDERS

                                     Beginning
                     Initial         of Period       Interest                     Interest
   Class             Balance          Balance          Rate      Interest Due       Paid
   -----         --------------    -------------     --------    ------------    ----------
    A-1           30,818,212.00             0.00       5.855%            0.00          0.00
    A-2           31,956,385.00             0.00       6.460%            0.00          0.00
    A-3           18,823,624.00             0.00       6.700%            0.00          0.00
    A-4           61,986,631.00    49,953,409.54       6.980%      290,562.33    290,562.33
                 --------------    -------------      ------       ----------    ----------
  Class A        143,584,852.00    49,953,409.54        6.98%      290,562.33    290,562.33
                 --------------    -------------      ------       ----------    ----------
     B            13,570,520.00     7,619,279.08       7.280%       46,223.63     46,223.63
     C             9,192,933.00     5,161,447.22       8.010%       34,452.66     34,452.66
     D             2,188,793.00     1,228,915.43      10.270%       10,517.47     10,517.47
     E             2,363,897.00     1,327,229.23       7.030%        7,775.35      7,775.35
                 --------------    -------------      ------       ----------    ----------
Total Notes      170,900,995.00    65,290,280.50        7.16%      389,531.44    389,531.44
                 --------------    -------------      ------       ----------    ----------


PRINCIPAL PAYMENTS TO NOTEHOLDERS

                    Beginning       (Monthly)       (Reallocated)    (Supplemental)      Total             End
                    of Period       Principal         Principal        Principal       Principal        of Period
   Class             Balance          Paid              Paid             Paid            Paid            Balance
   -----          -------------    -------------    ------------     -------------    ------------    -------------
    A-1                    0.00             0.00        0.00                0.00              0.00             0.00
    A-2                    0.00             0.00        0.00                0.00              0.00             0.00
    A-3                    0.00             0.00        0.00                0.00              0.00             0.00
    A-4           49,953,409.54     2,438,628.53        0.00           59,966.28      2,498,594.81    47,454,814.73
                  -------------     ------------        ----           ---------      ------------    -------------
  Class A         49,953,409.54     2,438,628.53        0.00           59,966.28      2,498,594.81    47,454,814.73
                  -------------     ------------        ----           ---------      ------------    -------------
     B             7,619,279.08       230,480.14        0.00            5,667.54        236,147.68     7,383,131.40
     C             5,161,447.22       156,131.70        0.00            3,839.30        159,971.01     5,001,476.21
     D             1,228,915.43        37,174.22        0.00              914.12         38,088.34     1,190,827.10
     E             1,327,229.23        40,148.15        0.00              987.25         41,135.40     1,286,093.82
                  -------------     ------------        ----           ---------      ------------    -------------
Total Notes       65,290,280.50     2,902,562.74        0.00           71,374.49      2,973,937.24    62,316,343.26
                  -------------     ------------        ----           ---------      ------------    -------------

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED JUNE 1, 2002


PRINCIPAL PAYMENT CALCULATION

                           Investor       Investor        Investor                    Supplemental
         (defined)         Monthly       Reallocated    Supplemental       Total        Percentage
           Class          Principal       Principal       Principal      Principal     of Principal
Class    Percentage         Amount         Amount          Amount         Amount        Allocated
-----    ----------     ------------     -----------    ------------   ------------   --------------
  A        82.00%       2,438,628.53        0.00         59,966.28     2,498,594.81       84.02%
  B         7.75%         230,480.14        0.00          5,667.54       236,147.68        7.94%
  C         5.25%         156,131.70        0.00          3,839.30       159,971.01        5.38%
  D         1.25%          37,174.22        0.00            914.12        38,088.34        1.28%
  E         1.35%          40,148.15        0.00            987.25        41,135.40        1.38%
           -----        ------------        ----         ---------     ------------      -------
                        2,902,562.74        0.00         71,374.49     2,973,937.24      100.00%
                        ------------        ----         ---------     ------------      -------



FLOOR CALCULATION

         Class     Floor Hit?      Floored
Class    Floors      (Y/N)       Prin Amount
-----    ------    ----------    -----------
  A                                      N/A
  B          --        No         230,480.14
  C          --        No         156,131.70
  D          --        No          37,174.22
  E          --        No          40,148.15
         ------    ----------    -----------


(Retained) Certificate Balance           3,946,823.08
Initial OC Percentage                           2.40%

Overcollateralization Balance (prior)                    3,946,823.08
Overcollateralization Balance (current)                  3,946,823.08
Unfunded Loss Amount                                             0.00
Cumulative Loss Amount                                           0.00
Available Funds+Collection Account-Servicing             3,645,369.65

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - TESTS
COLLECTION PERIOD ENDED JUNE 1, 2002



EVENTS OF DEFAULT: SECTION 8.01 OF INDENTURE

                                                                                                  Yes/No
                                                                                                  ------

     A) Failure to distribute to the Noteholders all or part of any payment of Interest
        required to be made under the terms of such Notes or the Indenture when due; and,           No

     B) Failure to distribute to the Noteholders (x) on any Payment Date, an amount equal to the principal due on the Outstanding Notes as of such Payment Date to the extent that sufficient Available Funds are on deposit in the Collection
        Account of (y) on the Class A-1 Maturity Date, the Class A-2 Maturity Date, the
        Class A-3 Maturity Date, the Class A-4 Maturity Date, the Class B Maturity Date,
        the Class C Maturity Date, the Class D Maturity Date, or the Class E Maturity
        Date, as the case may be, on any remaining principal owed on the outstanding
        Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, Class B
        Notes, Class C Notes, Class D Notes, or Class E Notes, as the case may be.                  No

EVENTS OF SERVICER TERMINATION: SECTION 6.01 OF SERVICING AGREEMENT

     Section                            Event                                                      Yes/No
     -------                            -----                                                      ------
     6.01(i)      Failure to make payment, deposit, transfer, or delivery required                   No
     6.01(ii)     Failure to submit Monthly Statement                                                No
     6.01(iii)    Failure to Observe Covenants in Servicing Agreement                                No
     6.01(iv)     Servicer consents to appointment of custodian, receiver, etc.                      No
     6.01(v)      Servicer files a voluntary petition for bankruptcy                                 No
     6.01(vi)     Petition under bankruptcy laws against Servicer is not stayed, withdrawn
                  or dismissed within 60 days                                                        No
     6.01(vii)    Assignment by Servicer to a delegate its rights under Servicing Agreement          No

FIRST SIERRA HEALTHCARE EQUIPMENT CONTRACT TRUST 2000-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED JUNE 1, 2002


Available Funds                                                                                              $3,606,517.28
Deposit from Reserve Account                                                                                 $  725,304.18
                                                                                                             -------------
Total Available Amount to Note Holders:                                                                      $4,331,821.46

Disbursements from Collection Account: Section 3.05 of the Indenture

(i)           Initial Unpaid Amounts or servicing charges inadvertently deposited in Collection Account      $        0.00
(ii)          Indemnity Payments paid inadvertently deposited in Collection Account                          $        0.00
(iii)         Aggregate of:
                (a) Unreimbursed Servicer Advances (Other than current Collection Period)                    $   37,447.87
                (b) Servicer Fees from current and prior Collection Period                                   $   59,598.85
(iv)          Indenture Trustee Fee due on Payment Date and unpaid Indenture Trustee Fees                    $      416.67
(v)           Reimbursable Trustee Expenses: Section 7.07(a)(ii)                                             $        0.00

(vi)          Class A-1 through A-2 Note Interest on a pari passu basis:
                Class A-1 Note Interest                                                                      $  197,003.81
                Class A-2 Note Interest                                                                      $  644,910.00
(vii)         Class B Note Interest                                                                          $   78,668.88

(viii)        Class A Base Principal Distribution Amount
                Class A-1 Principal Distribution Amount                                                      $3,044,716.87
                Class A-2 Principal Distribution Amount                                                      $        0.00
(ix)          Class B Base Principal Distribution Amount                                                     $  245,090.66
(x)           Supplemental Interest Reserve Account addition amount                                          $   23,967.85
(xi)          Excess Indenture Trustee Expenses over those permitted by Section 7.07(a)(ii)                  $        0.00
(xii)         Excess to Trust Certificate Holder                                                             $        0.00


              Reviewed By:


              -----------------------------------------------------------------
              Joel Cappon
              Controller, American Express Business Finance

FIRST SIERRA HEALTHCARE EQUIPMENT CONTRACT TRUST 2000-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED JUNE 1, 2002


AVAILABLE FUNDS
     Collection Account balance, as of May 31, 2002                                        1,300,091.15
     Investment earnings on amounts in Collection Account                                      3,426.51
     Payments due Collection Account from last 3 business days of Collection Period          633,109.41
     Servicer Advance on current Determination Date                                        1,669,890.21
     Additional Contribution for loss on termination                                               0.00
     Deposit from Reserve Account                                                            725,304.18
     Deposit from Letter of Credit Account                                                         0.00
     AVAILABLE FUNDS ON PAYMENT DATE                                                       4,331,821.46

Initial Unpaid Amounts inadvertently deposited in Collection Account                               0.00
  REMAINING AVAILABLE FUNDS                                                                4,331,821.46

Indemnity Payments paid inadvertently deposited in Collection Account                              0.00
  REMAINING AVAILABLE FUNDS                                                                4,331,821.46

UNREIMBURSED SERVICER ADVANCES
     Unreimbursed Servicer Advances due                                                       37,447.87
     Unreimbursed Servicer Advances paid                                                      37,447.87
                                                                                           ------------
       Unreimbursed Servicer Advances remaining unpaid                                             0.00
  REMAINING AVAILABLE FUNDS                                                                4,294,373.59

SERVICER FEES
     Servicer Fees due                                                                        59,598.85
     Servicer Fees paid                                                                       59,598.85
                                                                                           ------------
       Servicer Fees remaining unpaid                                                              0.00
  REMAINING AVAILABLE FUNDS                                                                4,234,774.74

SERVICER CHARGES INADVERTENTLY DEPOSITED IN COLLECTION ACCOUNT                                     0.00
  REMAINING AVAILABLE FUNDS                                                                4,234,774.74

INDENTURE TRUSTEE FEE DUE ON PAYMENT DATE AND UNPAID INDENTURE TRUSTEE FEES
     Indenture Trustee Fee due                                                                   416.67
     Indenture Trustee Fee paid                                                                  416.67
                                                                                           ------------
       Indenture Trustee Fee remaining unpaid                                                      0.00
  REMAINING AVAILABLE FUNDS                                                                4,234,358.07

REIMBURSABLE TRUSTEE EXPENSES PER SECTION 7.07(a)(ii)
     Total Indenture Trustee Expenses due                                                          0.00
     Cap on Indenture Trustee Expenses per section 7.07(a)(ii)                                75,000.00
     Total Indenture Trustee Expenses paid                                                         0.00
                                                                                           ------------
       Indenture Trustee Expenses unpaid                                                           0.00
  REMAINING AVAILABLE FUNDS                                                                4,234,358.07

CLASS A-1 THROUGH A-2 NOTE INTEREST ON A PARI PASSU BASIS:
     Class A-1 Note Interest due                                                             197,003.81
     Class A-1 Note Interest paid                                                            197,003.81
                                                                                           ------------
       Class A-1 Interest remaining unpaid                                                         0.00
     Class A-2 Note Interest due                                                             644,910.00
     Class A-2 Note Interest paid                                                            644,910.00
                                                                                           ------------

FIRST SIERRA HEALTHCARE EQUIPMENT CONTRACT TRUST 2000-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED JUNE 1, 2002

     Class A-2 Interest remaining unpaid                                                            0.00
  REMAINING AVAILABLE FUNDS                                                                 3,392,444.26

CLASS B NOTE INTEREST
     Class B Note Interest due                                                                 78,668.88
     Class B Note Interest paid                                                                78,668.88
                                                                                           -------------
       Class B Note Interest remaining unpaid                                                       0.00
  REMAINING AVAILABLE FUNDS                                                                 3,313,775.38


CLASS A BASE PRINCIPAL DISTRIBUTION
     Class A-1 Note Principal Balance as of preceding Payment Date                         31,562,693.94
     Class A-1 Base Principal Distribution due                                              3,044,716.87
     Class A-1 Base Principal Distribution Amount paid                                      3,044,716.87
                                                                                           -------------
       Class A-1 Base Principal Distribution remaining unpaid                                       0.00
       Class A-1 Note Principal Balance after distribution on Payment Date                 28,517,977.08

     Class A-2 Note Principal Balance as of preceding Payment Date                         99,600,000.00
     Class A-2 Base Principal Distribution due                                                      0.00
     Class A-2 Base Principal Distribution Amount paid                                              0.00
                                                                                           -------------
       Class A-2 Base Principal Distribution remaining unpaid                                       0.00
       Class A-2 Note Principal Balance after distribution on Payment Date                 99,600,000.00
  REMAINING AVAILABLE FUNDS                                                                   269,058.51

CLASS B BASE PRINCIPAL DISTRIBUTION (BEGINNING JUNE 2001)
     Class B Note Principal Balance as of preceding Payment Date                           11,874,547.90
     Class B Base Principal Distribution due                                                  245,090.66
     Class B Base Principal Distribution paid                                                 245,090.66
                                                                                           -------------
       Class B Base Principal Distribution remaining unpaid                                         0.00
       Class B Note Principal Balance after distribution on Payment Date                   11,629,457.24
  REMAINING AVAILABLE FUNDS                                                                    23,967.85

SUPPLEMENTAL INTEREST RESERVE ACCOUNT
     Supplemental Interest Reserve Account Addition                                            23,967.85
  REMAINING AVAILABLE FUNDS                                                                         0.00

INDENTURE TRUSTEE EXPENSES IN EXCESS OF SECTION 7.07(A)(II)
     Indenture Trustee Expenses unpaid per above                                                    0.00
     Remaining Indenture Trustee Expenses paid                                                      0.00
                                                                                           -------------
       Remaining Indenture Trustee Expenses unpaid                                                  0.00
  REMAINING AVAILABLE FUNDS                                                                         0.00

AMOUNT PAYABLE TO TRUST CERTIFICATE HOLDER                                                          0.00

FIRST SIERRA HEALTHCARE EQUIPMENT CONTRACT TRUST 2000-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - CREDIT ENHANCEMENT
COLLECTION PERIOD ENDED JUNE 1, 2002

RESERVE ACCOUNT: SECTION 3.04(a)
      Initial Reserve Account Balance                                                        723,763.36
      Plus: Earnings for Collection Period per Section 3.04(b)                                 1,540.82
      Less: Withdrawal per Section 3.04(c)                                                   725,304.18
        Ending Reserve Account Balance                                                               --

LETTER OF CREDIT ACCOUNT: SECTION 3.08(a)
      Initial Letter of Credit Account Balance                                                       --
      Plus: Earnings for Collection Period                                                           --
      Plus: Additions from draws under Section 3.08(b)                                               --
      Less: Withdrawal pursuant to Section 3.08(c), To Collection Account                            --
        Ending Letter of Credit Account Balance                                                      --


SUPPLEMENTAL INTEREST RESERVE ACCOUNT: SECTION 3.09(b)
      Available Amounts for Related Collection Period less: Items 3.05(i) through (ix)        23,967.85
      Supplemental Interest Reserve Account Addition (Up to Supplemental Interest             23,967.85
        Required Amount)
      Supplemental Interest Reserve Account Distribution to Collection Account                       --


      Supplemental Interest Reserve Required Amount calculation
      Beginning Balance                                                                    1,169,069.15
      Plus: Additions (Up to 1% of Initial ADCPB)                                             23,967.85
      Plus: Earnings for Collection Period                                                     1,694.51
      Less: Required Distributions, To Collection Account                                            --
        Ending Supplemental Interest Reserve Account Balance                               1,194,731.51

FIRST SIERRA HEALTHCARE EQUIPMENT CONTRACT TRUST 2000-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED JUNE 1, 2002

CALCULATION OF BASE PRINCIPAL AMOUNT
      ADCPB, beginning of Collection Period                                                 143,037,241.85
      ADCPB, end of Collection Period                                                       139,747,434.32
                                                                                           ---------------
        Base Principal Amount                                                                 3,289,807.53

UNREIMBURSED SERVICING ADVANCES
      Unreimbursed Servicing Advances from previous Collection Period                         1,289,158.69
      Servicing Advances collected during the current Collection Period                       1,251,710.82
                                                                                           ---------------
        Unreimbursed Servicing Advances as of current Determination Date                         37,447.87


CALCULATION OF SERVICER FEE
      ADCPB as of the prior Calculation Date                                                143,037,241.85
      Servicer Fee Rate                                                                              0.500%
      One-twelfth                                                                                     1/12
                                                                                           ---------------
      Servicer Fee due current period                                                            59,598.85
      Prior Servicer Fee arrearage                                                                      --
                                                                                           ---------------
      Servicer Fee due                                                                           59,598.85


INDENTURE TRUSTEE FEE (PER PAYMENT DATE)
      Indenture Trustee Fee (per Payment Date)                                                      416.67
      Prior Indenture Trustee Fee arrearage                                                           0.00
                                                                                           ---------------
      Total Indenture Trustee Fee due                                                               416.67

INDENTURE TRUSTEE EXPENSES
      Indenture Trustee Expenses due                                                                  0.00
      Prior Indenture Trustee Expenses arrearage                                                      0.00
                                                                                           ---------------
      Total Indenture Trustee Expenses due                                                            0.00

OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
      Other Amounts Due Servicer under Servicing Agreement - current period                           0.00
      Prior Other Amounts Due Servicer under Servicing Agreement - arrearage                          0.00
                                                                                           ---------------
      Total Other Amounts Due Servicer under Servicing Agreement                                      0.00

FIRST SIERRA HEALTHCARE EQUIPMENT CONTRACT TRUST 2000-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRINCIPAL & INTEREST CALCULATION
COLLECTION PERIOD ENDED JUNE 1, 2002


INTEREST PAYMENTS TO NOTEHOLDERS

                                     Beginning                                                              Total         Total
                    Initial          of Period     Interest      Current       Overdue      Interest      Interest      Interest
   Class            Balance           Balance        Rate      Interest Due    Interest        Due          Paid       Shortfall
-----------    --------------    --------------    --------    ------------    --------    ----------    ----------    ---------
    A-1         75,000,000.00     31,562,693.94     7.490%      197,003.81       0.00      197,003.81    197,003.81       0.00
    A-2         99,600,000.00     99,600,000.00     7.770%      644,910.00       0.00      644,910.00    644,910.00       0.00
-----------    --------------    --------------     -----     ------------       ----      ----------    ----------       ----
  Class A      174,600,000.00    131,162,693.94                 841,913.81       0.00      841,913.81    841,913.81       0.00
-----------    --------------    --------------     -----     ------------       ----      ----------    ----------       ----
     B          14,052,729.00     11,874,547.90     7.950%       78,668.88       0.00       78,668.88     78,668.88       0.00
-----------    --------------    --------------     -----     ------------       ----      ----------    ----------       ----
Total Notes    188,652,729.00    143,037,241.85                 920,582.69       0.00      920,582.69    920,582.69       0.00
-----------    --------------    --------------     -----     ------------       ----      ----------    ----------       ----


PRINCIPAL PAYMENTS TO NOTEHOLDERS

                  Beginning        Current                            End             Ending
                  of Period       Principal       Principal        of Period       Certificate
   Class           Balance           Due             Paid            Balance          Factor
-----------    --------------    ------------    ------------    --------------    -----------
    A-1         31,562,693.94    3,044,716.87    3,044,716.87     28,517,977.08     0.38023969
    A-2         99,600,000.00            0.00            0.00     99,600,000.00     1.00000000
-----------    --------------    ------------    ------------    --------------     ----------
  Class A      131,162,693.94    3,044,716.87    3,044,716.87    128,117,977.08
-----------    --------------    ------------    ------------    --------------     ----------
     B          11,874,547.90      245,090.66      245,090.66     11,629,457.24     0.82755864
-----------    --------------    ------------    ------------    --------------     ----------
Total Notes    143,037,241.85    3,289,807.53    3,289,807.53    139,747,434.32
-----------    --------------    ------------    ------------    --------------     ----------

                              Beginning                   Base Principal     Principal
               Principal      of Period        Overdue     Distribution       Payment
                Percent        Balance        Principal      Amount            Amount
               ---------    --------------    ---------   --------------    ------------
Class A         92.55%      131,162,693.94      0.00       3,044,716.87     3,044,716.87
Class B          7.45%       11,874,547.90      0.00         245,090.66       245,090.66
-------         -----       --------------      ----       ------------     ------------


Base Principal Amount:          3,289,807.53
Gross Charge Off Event?                   No
Available Funds less Fees:      4,234,358.07

FIRST SIERRA HEALTHCARE EQUIPMENT CONTRACT TRUST 2000-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - TESTS
COLLECTION PERIOD ENDED JUNE 1, 2002


EVENTS OF DEFAULT: SECTION 8.01 OF INDENTURE

                                                                                                   Yes/No
                                                                                                   ------
     a)   Failure to distribute to the Noteholders all or part of any payment of Interest
          required to be made under the terms of such Notes or the Indenture when due; and,          No

     b)   Failure to distribute to the Noteholders (x) on any Payment Date, an amount equal to the principal due on the Outstanding Notes as of such Payment Date to the extent that sufficient Available Funds are on deposit in the Collection
          Account of (y) on the Class A-1 Maturity Date, the Class A-2 Maturity Date, the
          Class B Maturity Date, as the case may be, on any remaining principal owed on
          the outstanding Class A-1 Notes, Class A-2 Notes, Class B Notes, as the case may be.       No

     c)   Failure on the part of the Trust duly to observe or perform in any material
          respect any other Covenants or Agreements.                                                 No.

     d)   The Trust shall consent to the appointment of a Custodian, Receiver, Trustee,
          or Liquidator, etc.                                                                        No

     e)   The Trust shall file a voluntary petition in bankruptcy or a voluntary petition
          or answer seeking reorganization in proceeding under any bankruptcy laws etc.              No

     f)   A petition against the Trust in a proceeding under applicable bank laws or other insolvency laws, as now or hereafter in effect, shall be filled and shall be consented to by the Trust or shall not be stayed, withdrawn, or dismissed within
          60 days thereafter, etc.                                                                   No

EVENTS OF SERVICER TERMINATION: SECTION 6.01 OF SERVICING AGREEMENT

     Section                            Event                                                      Yes/No
     -------                            -----                                                      ------
     6.01(i)     Failure to make payment, deposit, transfer, or delivery required                    No
     6.01(ii)    Failure to submit Monthly Statement                                                 No
     6.01(iii)   Failure to Observe Covenants or Agreements in Transaction Documents                 No
     6.01(iv)    Servicer consents to appointment of custodian, receiver, etc.                       No
     6.01(v)     Servicer files a voluntary petition for bankruptcy                                  No
     6.01(vi)    Petition under bankruptcy laws against Servicer is not stayed, withdrawn
                 or dismissed within 60 days                                                         No
     6.01(vii)   Assignment by Servicer to a delegate its rights under Servicing Agreement           No

FIRST SIERRA HEALTHCARE EQUIPMENT CONTRACT TRUST 2000-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - TRIGGER CALCULATION
COLLECTION PERIOD ENDED JUNE 1, 2002


AGING DELINQUENCY STATISTICS - AS OF COLLECTION PERIOD END
              Current                                                     139,294,394.39             99.68%

              31  - 60 days past due                                          451,766.47              0.32%
              61  - 90 days past due                                            1,273.45              0.00%
              91  + days past du                                                    0.00              0.00%
                                                                          --------------
                                                                          139,747,434.32

PUTBACK SUMMARY
              Defaults for Related Collection Period                                            900,558.65
                Total Defaulted Contracts                                                     5,193,230.73
              Recoveries from Reserve Account for Current Period                                725,304.18
                Total Recoveries from Lessees                                                   261,875.11
                Total Recoveries from Reserve Account                                         4,765,820.21
              Net Remaining Defaulted                                                           165,535.41
              Recoveries from Source Recourse (Up to Available Source Recourse)                 165,535.41
              Recoveries from Draw on Letter of Credit Account                                        0.00


10% LIMITED RECOURSE AMOUNT
              Beginning Amount available under 10% limited recourse                          19,238,909.32
              Beginning % available under 10% limited recourse                                      0.0000%
              Current months buy backs under 10% limited recourse obligation                    165,535.41
              Cumulative amount bought back under 10% limited recourse obligation               165,535.41
              Cumulative % bought back under 10% limited recourse obligation                        0.0860%


LETTERS  OF CREDIT
              Beginning Value of the 2 Letters of Credit                                     20,000,000.00
              Amount of step down in the Letters of Credit                                            0.00
              Ending Value of the 2 Letters of Credit                                        20,000,000.00


LETTER OF CREDIT DRAW EVENTS                                                                     (NO/YES)
                                                                                                 --------
              (i) Non Performance of Buy Back Obligation - Deposit full amount of both LOCs
              (No/Yes):                                                                             No

              (ii) Downgrade by Confirming bank - Deposit full amount of relevant LOC:
              Northern Trust Company (Downgraded below Aa/AA by Moodys and S&P respectively)        No
              Bank One (Downgraded below Aa/A by Moody's and S&P respectively)                      No

              (iii) Non-Renewal of Letters of Credit for 364 days by issuing or confirming bank:    No
                    Deposit full amount of relevant LOC:
              Draw on Letters of Credit?                                                            No

              If a draw on the letters of credit, amount deposited in Letter of Credit Account        0.00

FIRST SIERRA HEALTHCARE EQUIPMENT CONTRACT TRUST 2000-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - TRIGGER CALCULATION
COLLECTION PERIOD ENDED JUNE 1, 2002


GROSS CHARGE EVENT CALCULATION:                               Result
                                                            -----------
              Defaulted Contracts Current Period                900,559
              Total Defaulted Contracts Prior Period          4,292,672
                                                            -----------
              Total ADCPB of all Defaulted Contracts          5,193,231
              Total Initial ADCPB                           188,652,729
                                                            -----------
                % Total Defaulted                                  2.75%
              Maximum Allowed                                     10.00%

Gross Charge Off Event:                                                    No

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED JUNE 1, 2002  **


Available Amount to Note Holders:                                                            5,101,586.41
Reserve Account balance, beginning                                                             114,501.05

Disbursements from Collection Account: Section 3.05(a) of the Indenture

(i)          Initial Unpaid Amounts inadvertantly deposited in Collection Account                      --
(ii)         Indemnity Payments paid inadvertantly deposited in Collection Account                     --
(iii)        Aggregate of:
               (a) Unreimbursed Servicer Advances                                               23,980.36
               (b) Servicer Fees from current and prior Collection Period                       40,986.86
               (c) Servicing Charges inadvertantly deposited in Collection Account                     --
(iv)         Indenture Trustee Fee due on Payment Date and unpaid Indenture Trustee Fees           416.67
(v)          Reimbursable Trustee Expenses pre 7.07(a)(ii)                                             --

(vi)         Class A-1 through A-4 Note Interest on a pari passu basis:
               Class A-1 Note Interest                                                                 --
               Class A-2 Note Interest                                                                 --
               Class A-3 Note Interest                                                         198,711.74
               Class A-4 Note Interest                                                         210,522.36
(vii)        Class B Note Interest                                                              93,556.72
(viii)       Class C Note Interest                                                              59,240.55
(ix)         Class D Note Interest                                                              26,889.94

(x)          Class A Base Principal Distribution Amount
               Class A-1 Principal Distribution Amount                                                 --
               Class A-2 Principal Distribution Amount                                                 --
               Class A-3 Principal Distribution Amount                                       3,530,863.56
               Class A-4 Principal Distribution Amount                                                 --
(xi)         Class B Base Principal Distribution Amount                                        454,130.36
(xii)        Class C Base Principal Distribution Amount                                        272,478.22
(xiii)       Class D Base Principal Distribution Amount                                         90,826.08
(xv)         Class E Note Interest                                                              17,445.12
(xvi)        Class E Principal Distribution Amount                                              88,555.42
(xviii)      Reserve Account Reimbursement/(Withdrawal)                                         (7,017.54)
(xix)        Excess Indenture Trustee Expenses over those permitted by Section 7.07(a)(ii)             --
(xx)         Remaining Amount to Residual Holder                                                       --

Reserve Account balance, ending                                                                107,651.27

Disbursements from Reserve Account:
             Interest earned on Reserve Account to Residual Holder                                     --

             Reviewed By:


             ------------------------------------------------------------------
             JOEL CAPPON
             CONTROLLER, AMERICAN EXPRESS BUSINESS FINANCE


** The Servicer is continuing to audit Leases acquired from a single Source. Accordingly, this Monthly Statement is subject to revision after conclusion of such audit.

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED JUNE 1, 2002


AVAILABLE FUNDS
     Collection Account balance, as of May 31, 2002                                          570,288.07
     Investment earnings on amounts in Collection Account                                      2,218.33
     Payments due Collection Account from last 3 business days of Collection Period          608,164.97
     Amounts inadvertantly deposited into collection account                                         --
     Additional contribution for terminated trade-ups and rebooked leases                            --
     Servicer Advance on current Determination Date                                        3,920,915.04
                                                                                           ------------
     AVAILABLE FUNDS ON PAYMENT DATE                                                       5,101,586.41
     Investment earnings on amounts in Reserve Account                                           167.76
     Reserve Account balance                                                                 114,501.05
                                                                                           ------------
     TOTAL AVAILABLE FUNDS                                                                 5,216,255.22

Initial Unpaid Amounts inadvertantly deposited in Collection Account                                 --
                                                                                           ------------
  REMAINING AVAILABLE FUNDS                                                                5,216,255.22

Indemnity Payments paid inadvertantly deposited in Collection Account                                --
                                                                                           ------------
  REMAINING AVAILABLE FUNDS                                                                5,216,255.22

UNREIMBURSED SERVICER ADVANCES
     Unreimbursed Servicer Advances due                                                       23,980.36
     Unreimbursed Servicer Advances paid                                                      23,980.36
                                                                                           ------------
       Unreimbursed Servicer Advances remaining unpaid                                               --
                                                                                           ------------
  REMAINING AVAILABLE FUNDS                                                                5,192,274.86

SERVICER FEES
     Servicer Fees due                                                                        40,986.86
     Servicer Fees paid                                                                       40,986.86
                                                                                           ------------
       Servicer Fees remaining unpaid                                                                --
                                                                                           ------------
  REMAINING AVAILABLE FUNDS                                                                5,151,288.00

SERVICER CHARGES INADVERTANTLY DEPOSITED IN COLLECTION ACCOUNT                                       --
                                                                                           ------------
  REMAINING AVAILABLE FUNDS                                                                5,151,288.00

INDENTURE TRUSTEE FEE DUE ON PAYMENT DATE AND UNPAID INDENTURE TRUSTEE FEES
     Indenture Trustee Fee due                                                                   416.67
     Indenture Trustee Fee paid                                                                  416.67
                                                                                           ------------
       Indenture Trustee Fee remaining unpaid                                                        --
                                                                                           ------------
  REMAINING AVAILABLE FUNDS                                                                5,150,871.34

REIMBURSABLE TRUSTEE EXPENSES PER 7.07(a)(ii)
     Total Indenture Trustee Expenses due                                                            --
     Cap on Indenture Trustee Expenses per 7.07 (a)(ii)                                       75,000.00
                                                                                           ------------
     Total Indenture Trustee Expenses paid                                                           --
                                                                                           ------------
       Indenture Trustee Expenses unpaid                                                             --
  REMAINING AVAILABLE FUNDS                                                                5,150,871.34

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED JUNE 1, 2002


CLASS A-1 THROUGH A-4 NOTE INTEREST ON A PARI PASSU BASIS:
     Class A-1 Note Interest                                                                          --
     Class A-2 Note Interest                                                                          --
     Class A-3 Note Interest                                                                  198,711.74
     Class A-4 Note Interest                                                                  210,522.36
       Total Class A Interest due                                                             409,234.09
                                                                                           -------------
  REMAINING AVAILABLE FUNDS                                                                 4,741,637.24

CLASS B NOTE INTEREST
     Class B Note Interest due                                                                 93,556.72
     Class B Note Interest paid                                                                93,556.72
                                                                                           -------------
       Class B Note Interest remaining unpaid                                                         --
                                                                                           -------------
  REMAINING AVAILABLE FUNDS                                                                 4,648,080.52

CLASS C NOTE INTEREST
     Class C Note Interest due                                                                 59,240.55
     Class C Note Interest paid                                                                59,240.55
                                                                                           -------------
       Class C Note Interest remaining unpaid                                                         --
                                                                                           -------------
  REMAINING AVAILABLE FUNDS                                                                 4,588,839.97

CLASS D NOTE INTEREST
     Class D Note Interest due                                                                 26,889.94
     Class D Note Interest paid                                                                26,889.94
                                                                                           -------------
       Class D Note Interest remaining unpaid                                                         --
                                                                                           -------------
  REMAINING AVAILABLE FUNDS                                                                 4,561,950.03

CLASS A BASE PRINCIPAL DISTRIBUTION
     Class A Base Principal Distribution Amount due                                         3,449,653.70
     Class A Note Principal Balance as of preceding Payment Date                           65,252,573.58
                                                                                           -------------
     Class A Base Principal Distribution Amount paid                                        3,449,653.70
                                                                                           -------------
       Class A Base Principal Distribution Amount remaining unpaid                                    --
     Class A-1 Note Principal Balance as of preceding Payment Date                                    --
     Class A-1 Base Principal Distribution Amount paid                                                --
                                                                                           -------------
       Class A-1 Note Principal Balance after distribution                                            --
                                                                                           -------------
     Remaining Class A Base Principal Distribution Amount                                   3,449,653.70
                                                                                           -------------
     Class A-2 Note Principal Balance as of preceding Payment Date                                    --
     Class A-2 Base Principal Distribution Amount paid                                                --
                                                                                           -------------
       Class A-2 Note Principal Balance after distribution                                            --
     Remaining Class A Base Principal Distribution Amount                                   3,449,653.70
                                                                                           -------------
     Class A-3 Note Principal Balance as of preceding Payment Date                         31,836,326.58
     Class A-3 Base Principal Distribution Amount paid                                      3,449,653.70
                                                                                           -------------
       Class A-3 Note Principal Balance after distribution                                 28,386,672.87
     Remaining Class A Base Principal Distribution Amount                                             --
                                                                                           -------------
     Class A-4 Note Principal Balance as of preceding Payment Date                         33,416,247.00
     Class A-4 Base Principal Distribution Amount paid                                                --
                                                                                           -------------
       Class A-4 Note Principal Balance after distribution                                 33,416,247.00
  REMAINING AVAILABLE FUNDS                                                                 1,112,296.33

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED JUNE 1, 2002


CLASS B BASE PRINCIPAL DISTRIBUTION
     Class B Note Principal Balance as of preceding Payment Date                           14,448,914.09
     Class B Base Principal Distribution due                                                  443,685.36
     Class B Base Principal Distribution paid                                                 443,685.36
                                                                                           -------------
       Class B Base Principal Distribution remaining unpaid                                           --
       Class B Note Principal Balance after distribution on Payment Date                   14,005,228.73
  REMAINING AVAILABLE FUNDS                                                                   668,610.97

CLASS C BASE PRINCIPAL DISTRIBUTION
     Class C Note Principal Balance as of preceding Payment Date                            8,669,348.59
     Class C Base Principal Distribution due                                                  266,211.22
     Class C Base Principal Distribution paid                                                 266,211.22
                                                                                           -------------
       Class C Base Principal Distribution remaining unpaid                                           --
       Class C Note Principal Balance after distribution on Payment Date                    8,403,137.37
  REMAINING AVAILABLE FUNDS                                                                   402,399.75

CLASS D BASE PRINCIPAL DISTRIBUTION
     Class D Note Principal Balance as of preceding Payment Date                            2,803,469.22
     Class D Base Principal Distribution due                                                   88,737.08
     Class D Base Principal Distribution paid                                                  88,737.08
                                                                                           -------------
       Class D Base Principal Distribution remaining unpaid                                           --
       Class D Note Principal Balance after distribution on Payment Date                    2,714,732.14
  REMAINING AVAILABLE FUNDS                                                                   313,662.67

CLASS A REALLOCATED PRINCIPAL DISTRIBUTION
     Class A-1 Note Principal Balance after Base Principal                                            --
     Class A-1 Reallocated Principal Distribution                                                     --
                                                                                           -------------
       Class A-1 Note Principal Balance after Reallocation                                            --
Remaining Available Funds                                                                     313,662.67
                                                                                           -------------
     Class A-2 Note Principal Balance after Base Principal                                            --
     Class A-2 Reallocated Principal Distribution                                                     --
                                                                                           -------------
       Class A-2 Note Principal Balance after Reallocation                                            --
Remaining Available Funds                                                                     313,662.67
                                                                                           -------------
     Class A-3 Note Principal Balance after Base Principal                                 28,386,672.87
     Class A-3 Reallocated Principal Distribution                                                     --
                                                                                           -------------
       Class A-3 Note Principal Balance after Reallocation                                 28,386,672.87
Remaining Available Funds                                                                     313,662.67
                                                                                           -------------
     Class A-4 Note Principal Balance after Base Principal                                 33,416,247.00
     Class A-4 Reallocated Principal Distribution                                                     --
                                                                                           -------------
       Class A-4 Note Principal Balance after Reallocation                                 33,416,247.00
  REMAINING AVAILABLE FUNDS                                                                   313,662.67

CLASS B REALLOCATED PRINCIPAL DISTRIBUTION
     Class B Note Principal Balance after Base Principal                                   14,005,228.73
     Class B Reallocated Principal Distribution paid                                                  --
                                                                                           -------------
       Class B Note Principal Balance after Reallocation                                   14,005,228.73
   REMAINING AVAILABLE FUNDS                                                                  313,662.67

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED JUNE 1, 2002


CLASS C REALLOCATED PRINCIPAL DISTRIBUTION
     Class C Note Principal Balance after Base Principal                                    8,403,137.37
     Class C Reallocated Principal Distribution paid                                                  --
                                                                                           -------------
       Class C Note Principal Balance after Reallocation                                    8,403,137.37
  REMAINING AVAILABLE FUNDS                                                                   313,662.67

CLASS D REALLOCATED PRINCIPAL DISTRIBUTION
     Class D Note Principal Balance after Base Principal                                    2,714,732.14
     Class D Reallocated Principal Distribution paid                                                  --
       Class D Note Principal Balance after Reallocation                                    2,714,732.14
  REMAINING AVAILABLE FUNDS                                                                   313,662.67

CLASS E NOTE INTEREST
     Class E Note Interest due                                                                 17,445.12
     Class E Note Interest paid                                                                17,445.12
                                                                                           -------------
       Class E Note Interest remaining unpaid                                                         --
                                                                                           -------------
  REMAINING AVAILABLE FUNDS                                                                   296,217.55

CLASS E BASE PRINCIPAL DISTRIBUTION
     Class E Note Principal Balance as of preceding Payment Date                            2,722,255.41
     Class E Base Principal Distribution due                                                   86,518.65
     Class E Base Principal Distribution paid                                                  86,518.65
                                                                                           -------------
       Class E Base Principal Distribution remaining unpaid                                           --
       Class E Note Principal Balance after distribution on Payment Date                    2,635,736.76
  REMAINING AVAILABLE FUNDS                                                                   209,698.90

CLASS E REALLOCATED PRINCIPAL DISTRIBUTION
     Class E Note Principal Balance after Base Principal                                    2,635,736.76
     Class E Reallocated Principal Distribution paid                                                  --
       Class E Note Principal Balance after Reallocation                                    2,635,736.76
  REMAINING AVAILABLE FUNDS                                                                   209,698.90

CLASS A SUPPLEMENTAL PRINCIPAL DISTRIBUTION
     Class A-1 Note Principal Balance after Reallocated Principal                                     --
     Class A-1 Supplemental Principal Distribution                                                    --
                                                                                           -------------
       Class A-1 Note Principal Balance after Supplemental                                            --
Remaining Available Funds                                                                     209,698.90
                                                                                           -------------
     Class A-2 Note Principal Balance after Reallocated Principal                                     --
     Class A-2 Supplemental Principal Distribution                                                    --
                                                                                           -------------
       Class A-2 Note Principal Balance after Supplemental                                            --
Remaining Available Funds                                                                     209,698.90
                                                                                           -------------
     Class A-3 Note Principal Balance after Reallocated Principal                          28,386,672.87
     Class A-3 Supplemental Principal Distribution                                             81,209.86
                                                                                           -------------
       Class A-3 Note Principal Balance after Supplemental                                 28,305,463.02
Remaining Available Funds                                                                     128,489.04
                                                                                           -------------
     Class A-4 Note Principal Balance after Reallocated Principal                          33,416,247.00
     Class A-4 Supplemental Principal Distribution                                                    --
                                                                                           -------------
       Class A-4 Note Principal Balance after Supplemental                                 33,416,247.00
  REMAINING AVAILABLE FUNDS                                                                   128,489.04

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED JUNE 1, 2002


CLASS B SUPPLEMENTAL PRINCIPAL DISTRIBUTION
     Class B Note Principal Balance after Reallocated Principal                            14,005,228.73
     Class B Supplemental Principal Distribution paid                                          10,445.00
                                                                                           -------------
       Class B Note Principal Balance after Supplemental                                   13,994,783.73
  REMAINING AVAILABLE FUNDS                                                                   118,044.05

CLASS C SUPPLEMENTAL PRINCIPAL DISTRIBUTION
     Class C Note Principal Balance after Reallocated Principal                             8,403,137.37
     Class C Supplemental Principal Distribution paid                                           6,267.00
                                                                                           -------------
       Class C Note Principal Balance after Supplemental                                    8,396,870.37
  REMAINING AVAILABLE FUNDS                                                                   111,777.05

CLASS D SUPPLEMENTAL PRINCIPAL DISTRIBUTION
     Class D Note Principal Balance after Reallocated Principal                             2,714,732.14
     Class D Supplemental Principal Distribution paid                                           2,089.00
                                                                                           -------------
       Class D Note Principal Balance after Supplemental                                    2,712,643.14
  REMAINING AVAILABLE FUNDS                                                                   109,688.05

CLASS E SUPPLEMENTAL PRINCIPAL DISTRIBUTION
     Class E Note Principal Balance after Reallocated Principal                             2,635,736.76
     Class E Supplemental Principal Distribution paid                                           2,036.77
                                                                                           -------------
       Class E Note Principal Balance after Supplemental                                    2,633,699.99
  REMAINING AVAILABLE FUNDS                                                                   107,651.27

RESERVE FUND
     Required Reserve Fund Amount                                                           2,114,952.31
     Reserve Account Balance, Ending                                                          107,651.27
     Reserve Account Deposit/(Withdrawal)                                                      (7,017.54)
                                                                                           -------------
  REMAINING AVAILABLE FUNDS                                                                           --

INDENTURE TRUSTEE EXPENSES IN EXCESS OF SECTION 7.07(a)(ii)
     Indenture Trustee Expenses unpaid per above                                                      --
     Remaining Indenture Trustee Expenses paid                                                        --
                                                                                           -------------
       Remaining Indenture Trustee Expenses unpaid                                                    --
  REMAINING AVAILABLE FUNDS                                                                           --

AMOUNT PAYABLE TO TRUST CERTIFICATE HOLDER                                                            --

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED JUNE 1, 2002

CALCULATION OF BASE PRINCIPAL AMOUNT
      ADCPB, beginning of Collection Period                                                 98,368,464.32
      ADCPB, end of Collection Period                                                       93,931,610.68
                                                                                           --------------
        Base Principal Amount                                                                4,436,853.64

UNREIMBURSED SERVICING ADVANCES
      Unreimbursed Servicing Advances from previous Collection Period                        3,160,417.93
      Servicing Advances collected during the current Collection Period                      3,136,437.57
                                                                                           --------------
        Unreimbursed Servicing Advances as of current Determination Date                        23,980.36


CALCULATION OF SERVICER FEE
      ADCPB as of the prior Calculation Date                                                98,368,464.32
      Servicer Fee Rate                                                                             0.500%
      One-twelfth                                                                                    1/12
                                                                                           --------------
      Servicer Fee due current period                                                           40,986.86
      Prior Servicer Fee arrearage                                                                     --
                                                                                           --------------
      Servicer Fee due                                                                          40,986.86

INDENTURE TRUSTEE FEE (PER PAYMENT DATE)
      Indenture Trustee Fee (per Payment Date)                                                     416.67
      Prior Indenture Trustee Fee arrearage                                                            --
                                                                                           --------------
      Total Indenture Trustee Fee due                                                              416.67

INDENTURE TRUSTEE EXPENSES
      Indenture Trustee Expenses due                                                                   --
      Prior Indenture Trustee Expenses arrearage                                                       --
                                                                                           --------------
      Total Indenture Trustee Expenses due                                                             --

OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
      Other Amounts Due Servicer under Servicing Agreement - current period                            --
      Prior Other Amounts Due Servicer under Servicing Agreement - arrearage                           --
                                                                                           --------------
      Total Other Amounts Due Servicer under Servicing Agreement                                       --


AGING DELINQUENCY STATISTICS - AS OF PRIOR MONTH-END
      Current                                                               86,799,091.75           92.41%
       31  - 60 days past due                                                3,557,526.28            3.79%
       61  - 90 days past due                                                1,746,842.40            1.86%
       91  + days past due                                                   1,828,150.26            1.95%
                                                                            -------------
                                                                            93,931,610.68

GROSS CHARGE OFF
      ADCPB of All Defaulted Contracts                                                         171,037.91
      Less Recoveries                                                                          113,168.59
                                                                                           --------------
      Total Charge Offs for the period                                                          57,869.32

      End of Month ADCPB                                                                    93,931,610.68
      Gross Charge Off Ratio (Total Charge Offs/ADCPB)                                               0.06%

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED JUNE 1, 2002


INTEREST PAYMENTS TO NOTEHOLDERS

                                     Beginning
                     Initial         of Period       Interest                    Interest
   Class             Balance          Balance          Rate      Interest Due       Paid
-----------      --------------    -------------     --------    ------------    ----------
    A-1           50,018,622.00             0.00       6.938%            0.00          0.00
    A-2           29,609,332.00             0.00       7.350%            0.00          0.00
    A-3           51,393,341.00    31,836,326.58       7.490%      198,711.74    198,711.74
    A-4           33,416,247.00    33,416,247.00       7.560%      210,522.36    210,522.36
-----------      --------------    -------------      ------       ----------    ----------
  Class A        164,437,542.00    65,252,573.58        7.53%      409,234.09    409,234.09
-----------      --------------    -------------      ------       ----------    ----------
     B            21,149,523.00    14,448,914.09       7.770%       93,556.72     93,556.72
     C            12,689,714.00     8,669,348.59       8.200%       59,240.55     59,240.55
     D             4,229,905.00     2,803,469.22      11.510%       26,889.94     26,889.94
     E             4,124,157.00     2,722,255.41       7.690%       17,445.12     17,445.12
-----------      --------------    -------------      ------       ----------    ----------
Total Notes      206,630,841.00    93,896,560.89        7.75%      606,366.42    606,366.42
-----------      --------------    -------------      ------       ----------    ----------


PRINCIPAL PAYMENTS TO NOTEHOLDERS

                 Beginning       (Monthly)     (Reallocated)    (Supplemental)       Total            End            Ending
                 of Period       Principal       Principal        Principal        Principal        of Period      Certificate
   Class         Balance           Paid             Paid             Paid             Paid           Balance          Factor
-----------   -------------    ------------    -------------    --------------   ------------     -------------    -----------
    A-1                0.00            0.00        0.00                0.00              0.00              0.00     0.0000000
    A-2                0.00            0.00        0.00                0.00              0.00              0.00     0.0000000
    A-3       31,836,326.58    3,449,653.70        0.00           81,209.86      3,530,863.56     28,305,463.02     0.5507613
    A-4       33,416,247.00            0.00        0.00                0.00              0.00     33,416,247.00     1.0000000
-----------   -------------    ------------        ----          ----------      ------------     -------------
  Class A     65,252,573.58    3,449,653.70        0.00           81,209.86      3,530,863.56     61,721,710.02
-----------   -------------    ------------        ----          ----------      ------------     -------------
     B        14,448,914.09      443,685.36        0.00           10,445.00        454,130.36     13,994,783.73     0.6617068
     C         8,669,348.59      266,211.22        0.00            6,267.00        272,478.22      8,396,870.37     0.6617068
     D         2,803,469.22       88,737.08        0.00            2,089.00         90,826.08      2,712,643.14     0.6413012
     E         2,722,255.41       86,518.65        0.00            2,036.77         88,555.42      2,633,699.99     0.6386032
-----------   -------------    ------------        ----          ----------      ------------     -------------
Total Notes   93,896,560.89    4,334,806.01        0.00          102,047.63      4,436,853.64     89,459,707.25
-----------   -------------    ------------        ----          ----------      ------------     -------------

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED JUNE 1, 2002


                                                      102,047.63


PRINCIPAL PAYMENT CALCULATION

                           Investor        Investor         Investor                      Supplemental
          (defined)        Monthly        Reallocated     Supplemental       Total         Percentage
            Class         Principal        Principal        Principal      Principal      of Principal
Class    Percentage        Amount           Amount           Amount          Amount        Allocated
-----    ----------     ------------      -----------     ------------   ------------     -------------
  A        77.75%       3,449,653.70         0.00          81,209.86     3,530,863.56         79.58%
  B        10.00%         443,685.36         0.00          10,445.00       454,130.36         10.24%
  C         6.00%         266,211.22         0.00           6,267.00       272,478.22          6.14%
  D         2.00%          88,737.08         0.00           2,089.00        90,826.08          2.05%
  E         1.95%          86,518.65         0.00           2,036.77        88,555.42          2.00%
                        ------------         ----         ----------     ------------        ------
                        4,334,806.01         0.00         102,047.63     4,436,853.64        100.00%
                        ------------         ----         ----------     ------------        ------



FLOOR CALCULATION

          Class      Floor Hit?      Floored
Class     Floors       (Y/N)        Prin Amount
-----     ------     ----------     -----------
  A                                     N/A
  B         --          No          443,685.36
  C         --          No          266,211.22
  D         --          No           88,737.08
  E         --          No           86,518.65
          ------     ----------     ----------

(Retained) Certificate Balance           4,471,903.43
Initial OC Percentage                            2.30%

Overcollateralization Balance (prior)                      4,471,903.43
Overcollateralization Balance (current)                    4,471,903.43
Unfunded Loss Amount                                               0.00
Cumulative Loss Amount                                     2,392,937.97
Available Funds+Collection Account-Servicing               5,150,871.34

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - TESTS
COLLECTION PERIOD ENDED JUNE 1, 2002



EVENTS OF DEFAULT: SECTION 8.01 OF INDENTURE


                                                                                                   Yes/No
                                                                                                   ------

     A) Failure to distribute to the Noteholders all or part of any payment of Interest
        required to be made under the terms of such Notes or the Indenture when due; and,            No

     B) Failure to distribute to the Noteholders (x) on any Payment Date, an amount equal to the principal due on the Outstanding Notes as of such Payment Date to the extent that sufficient Available Funds are on deposit in the Collection
        Account of (y) on the Class A-1 Maturity Date, the Class A-2 Maturity Date, the
        Class A-3 Maturity Date, the Class A-4 Maturity Date, the Class B Maturity Date,
        the Class C Maturity Date, the Class D Maturity Date, or the Class E Maturity
        Date, as the case may be, on any remaining principal owed on the outstanding
        Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, Class B
        Notes, Class C Notes, Class D Notes, or Class E Notes, as the case may be.                   No

EVENTS OF SERVICER TERMINATION: SECTION 6.01 OF SERVICING AGREEMENT

     Section                            Event                                                      Yes/No
     -------                            -----                                                      ------
     6.01(i)      Failure to make payment, deposit, transfer, or delivery required                   No
     6.01(ii)     Failure to submit Monthly Statement                                                No
     6.01(iii)    Failure to Observe Covenants in Servicing Agreement                                No
     6.01(iv)     Servicer consents to appointment of custodian, receiver, etc.                      No
     6.01(v)      Servicer files a voluntary petition for bankruptcy                                 No
     6.01(vi)     Petition under bankruptcy laws against Servicer is not stayed, withdrawn
                  or dismissed within 60 days                                                        No
     6.01(vii)    Assignment by Servicer to a delegate its rights under Servicing Agreement          No


                                    Page 10